As filed with the Securities and Exchange Commission on August 31, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07763

The Masters’ Select Funds Trust

4 Orinda Way, Suite 200-D, Orinda, CA 94563

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563

(925) 254-8999

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

The Masters’ Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund The Masters’ Select International Fund The Masters’ Select Value Fund The Masters’ Select Smaller Companies Fund The Masters’ Select Focused Opportunities Fund

June 30, 2009

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.

•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the Fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Funds’ Performance	3
Letter to Shareholders	4
Masters’ Select Equity Fund
Equity Fund Review	6
Equity Fund Managers	9
Equity Fund Stock Highlights	10
Equity Fund Schedule of Investments	13
Masters’ Select International Fund
International Fund Review	16
International Fund Managers	19
International Fund Stock Highlights	20
International Fund Schedule of Investments	23
Masters’ Select Value Fund
Value Fund Review	25
Value Fund Managers	28
Value Fund Stock Highlights	29
Value Fund Schedule of Investments	30
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	31
Smaller Companies Fund Managers	34
Smaller Companies Fund Stock Highlights	35
Smaller Companies Fund Schedule of Investments	38
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	40
Focused Opportunities Fund Managers	43
Focused Opportunities Fund Stock Highlights	44
Focused Opportunities Fund Schedule of Investments	45
Expense Examples	46
Statements of Assets and Liabilities	47
Statements of Operations	48
Statements of Changes in Net Assets
Equity Fund	49
International Fund	49
Value Fund	50
Smaller Companies Fund	50
Focused Opportunities Fund	51
Financial Highlights
Equity Fund	52
International Fund	53
Value Fund	54
Smaller Companies Fund	55
Focused Opportunities Fund	56
Notes to Financial Statements	58
Other Information	68
Index Definitions	69
Industry Terms and Definitions	71
Trustee and Officer Information	72

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

v2008-08
Table of Contents  1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•
We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all Masters’ Select Funds, and a low minimum no-load Investor share class for the Masters’ Select Equity Fund and Masters’ Select International Fund.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these Funds offer value that we can’t find/obtain elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of our clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the Funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

2  The Masters’ Select Funds Trust

Masters’ Select Funds’ Performance

		Average Annual Total Returns
Institutional Class Performance as of 6/30/2009	Year to Date Return	One Year	Three- Year	Five-Year	Ten-Year	Since Inception
Masters’ Select Equity Fund (12/31/1996)	15.92%	-31.92%	-10.96%	-4.61%	-0.64%	4.30%
Custom Equity Index	3.63%	-26.33%	-8.40%	-1.55%	-0.78%	3.78%
Russell 3000 Index	4.20%	-26.56%	-8.35%	-1.84%	-1.46%	3.69%
Lipper Multi Cap Core Fund Index	9.21%	-26.30%	-8.05%	-1.33%	-0.60%	3.63%
Gross Expense Ratio: 1.25% Net Expense Ratio as of 4/30/09: 1.24%

Masters’ Select International Fund (12/1/1997)	15.73%	-28.04%	-4.43%	5.91%	5.97%	7.80%
S&P Global (ex U.S.) LargeMid Cap Index	14.60%	-29.81%	-4.98%	5.26%	3.12%	4.72%
Lipper International Fund Index	10.10%	-30.14%	-6.53%	3.35%	2.44%	3.83%
Gross Expense Ratio: 1.22% Net Expense Ratio as of 4/30/09: 1.07%

Masters’ Select Value Fund (6/30/2000)	18.37%	-23.55%	-11.40%	-4.14%	n/a	1.12%
Russell 3000 Value Index	-3.05%	-28.73%	-11.20%	-2.14%	n/a	1.22%
Lipper Multi-Cap Value Index	3.19%	-26.34%	-10.58%	-2.73%	n/a	1.22%
Gross Expense Ratio: 1.29% Net Expense Ratio as of 4/30/09: 1.27%

Masters’ Select Smaller Companies Fund (6/30/2003)	17.05%	-29.32%	-11.52%	-4.11%	n/a	1.50%
Russell 2000 Index	2.64%	-25.01%	-9.89%	-1.71%	n/a	3.42%
Lipper Small Cap Core Index	8.23%	-25.01%	-8.74%	-0.93%	n/a	4.03%
Gross Expense Ratio: 1.40% Net Expense Ratio as of 4/30/09: 1.39%

Masters’ Select Focused Opportunities Fund (6/30/2006)	17.93%	-29.65%	-10.82%	n/a	n/a	-10.82%
S&P 500 Index	3.16%	-26.22%	-8.23%	n/a	n/a	-8.23%
Gross Expense Ratio: 1.36% Net Expense Ratio as of 4/30/09: 1.28%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 69 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The Masters’ Select International Fund will invest in emerging market countries, which involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross and net expense ratios are for the institutional share class and are per the Prospectus dated April 30, 2009. Through April 30, 2010, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2010, Litman/Gregory may voluntarily waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund.

Fund’s Performance  3

Dear Fellow Shareholders,

During the first half of 2009 all five of the Masters’ Select funds earned strong absolute returns and beat their benchmarks, with four of the five outperforming by extremely large margins.

Masters’ Select Year-to-Date Outperformance Versus Benchmarks through June 30, 2009
Fund	Return	Excess return over benchmark return	Benchmark
Masters’ Select Equity – Institutional Class	15.92%	11.72%	Russell 3000 Index
Masters’ Select International – Institutional Class	15.73%	1.13%	S&P Global ex U.S. LargeMid-Cap
Masters’ Select Value	18.37%	21.42%	Russell 3000 Value Index
Masters’ Select Smaller Companies	17.05%	14.41%	Russell 2000 Index
Masters’ Select Focused Opportunities	17.93%	14.77%	S&P 500 Index

The returns captured in the first half of the year offer strong evidence in support of the analysis we articulated in recent Masters’ Select reports. Last fall it became clear to us that the financial markets were becoming highly dysfunctional as stocks were sold indiscriminately in order to raise cash to meet fund redemptions, reduce hedge fund leverage and in response to fear of a possible melt down of the financial system. Because of this market dysfunction we believed sizable valuation discrepancies within the stock market were created and that this resulted in increased potential for skilled stock pickers to outperform passive indexes by selectively capitalizing on the opportunities created by this rout. We believe returns exhibited by most of the Masters’ Select stock pickers over the last six to seven months reflect some correction of this disconnect between the prices of many stocks and their intrinsic value. The lowest hanging fruit from this correction process may have been picked by now, but the feedback we get from most of the Masters’ Select sub-advisors, statistical data we observe and historical analysis of other periods of (lesser) market dysfunction, collectively lead us to believe skilled stock pickers are likely to continue to have a meaningful tailwind relative to their index benchmarks. However, the relative advantage is unlikely to be as extreme or consistent as it has been over the last few months, though it may still have many months or even several years to play out. (See the article on www.mastersfunds.com titled Evidence Suggests Active Managers Have a Tailwind, for more on this topic.)

Three Investment Approaches

The active management versus passive (index fund) management debate has been well covered in the financial media for many years. Our view is that for many investors a low-cost passive approach makes sense for some, or all, of their equity portfolio because most don’t have the resources, expertise and possibly the patience to successfully invest in actively managed funds. However, we also believe that there are funds run by stock pickers who are capable of beating their benchmarks over the long run, and that through very thorough and thoughtful due diligence it is possible to have a good batting average of identifying long-term index beaters in advance. The Masters’ Select funds exist to serve the group of long-term and patient investors who share this belief.

Though it is well documented that few funds beat their passive index benchmarks over the long run, the two oldest Masters’ Select funds have delivered on that objective. Masters’ Select Equity has bested its benchmark since its inception and over ten years, as has Masters’ Select International, the next oldest Masters’ Select fund. Masters’ Select Value, the third oldest Masters’ Select fund, is slightly behind its benchmark (by 0.1% per year) since its inception nine years ago. The two Masters’ Select funds with shorter records trail their benchmarks since their inception. It is our goal for all of the Masters’ Select funds to beat their benchmarks over the long run.

But just because a fund outperforms in the long run doesn’t mean that investors will realize the benefit. In fact, as a number of studies have shown, fund investors, on average, underperform the average fund by a substantial margin. This is because of the tendency on the part of investors to chase performance, which results in investing after a fund has delivered strong performance and often just in time for a period of underperformance that ultimately leads the investor to more performance chasing with the pattern continuing. The end result is a tendency to own funds while they are underperforming and to miss significant portions of their gains. In order to increase the odds of capturing an active fund’s potential return premium, investors should first address a very broad, philosophical decision about how to build a portfolio they can have confidence in for the long term. Generally speaking, there are three possible approaches:

All Passive: Those investors who strongly believe that the odds are skewed heavily in favor of low-cost index-fund options and who also believe that finding index-beating actively managed funds is not realistic for them, should invest solely in index funds. These investors are willing to give up the chance of capturing higher returns through active management because they believe it is unlikely they will be able to do so. Investors suited to indexes may also find that they don’t have the patience to stick with funds that underperform benchmarks over the short to intermediate-term. (A risk for index investors is that even they chase performance by switching into hot indexes—for example, buying a small-cap index and selling a large-cap index after the small-cap index has already been on a good performance run. It may go without saying, but an all-passive approach still requires a reasoned and consistent portfolio strategy that is aligned with the investor’s time frame and financial goals.)

Part Passive and Part Active: Some investors understand that there are not many actively managed funds that beat the indexes over the long run. However, they are not willing to give up the potential for index-beating performance from at least part of their equity portfolio. These investors may consider owning index funds for a portion of their portfolio and actively managed funds for the rest.

Active Only: An equity portfolio built exclusively of active mutual funds is suited for patient long-term investors who seek differentiated performance from the popular equity indexes and who are confident in their ability to select—and stick with—funds that are likely to outperform over the long run. These investors might be seeking a lower-risk approach (than an index) or higher return potential.

4  The Masters’ Select Funds Trust

We believe investors who want to pursue superior returns through active management are most likely to achieve success by deciding how much of their portfolio to allocate to active managers, and then selecting actively managed funds based on well-thought-out criteria.

These criteria can be revisited during periods of underperformance to determine whether the reasons for initially investing in the fund are still valid. If they are, the investor has good reason to remain confident in their choice and continue holding the fund. This is an important discipline that, if followed, should greatly increase the odds of investors capturing a fund’s overall return, rather than missing periods of gains and owning the fund mostly during performance slumps. We hope that investors in Masters’ Select take the same thoughtful approach to investing in our funds.

Evaluating Performance Fluctuations

Though very simplified in the prior paragraph, the process we use in monitoring and assessing our Masters’ Select sub-advisors is similar. We regularly revisit and reassess the criteria and factors that underlie our belief in a stock picker’s skill and edge. Our due diligence process focuses heavily on identifying stock-picking skill. But we also look for some basic philosophical characteristics including the willingness to invest very differently from the index. We believe investors seeking superior long-term returns (as we are) should invest with managers who have the courage of their convictions as opposed to those that seek to minimize performance fluctuations relative to market averages by building a portfolio that is very index-like. Managers who are willing to go against the crowd and invest differently than the market are likely to generate very different returns than the index—and if the manager is successful, long-term returns should be better than the index, though the manager’s returns could and probably will suffer through temporary periods of significant underperformance.

This variation in returns relative to indexes underscores the need for a process to assess managers during periods of underperformance in order to distinguish between what might be called “expected” underperformance and underperformance that represents a larger issue, such as sustained poor execution or failure to follow the underlying investment process. The last year, and in some cases a year or two prior, offers a good example as several of our sub-advisors had a run of poor relative and absolute returns. In order to re-assess their process, skill and execution, in each case our interaction with the sub-advisor teams led us to delve into the reasons for the poor performance and engage the sub-advisors in detailed discussions on poor performing stocks. This work gave us the confidence to stick with all but one sub-advisor. In almost every case, those managers are experiencing powerful performance rebounds in 2009 and our patience in sticking with them is paying off. As for longer-term performance, across the Masters’ Select fund family, of the fifteen sub-advisor slots run by a manager with a tenure of at least three-years, thirteen have out-returned their index benchmarks since their respective inception dates through June 30 2009.

Looking Forward

At Litman/Gregory we continue to believe that the financial and household deleveraging taking place as the result of massive wealth destruction from housing and stock market declines and too much debt, is likely to result in reduced consumer spending and muted growth for several years. The economy will begin growing again but we don’t believe it will return to its historic trend line for quite a while. At the same time, despite big-picture economic concerns and after a very strong rebound for many stocks, we find that most of our sub-advisors continue to believe that stock-picking opportunities abound. Some of these sub-advisors are much more optimistic than we are about the big picture, but they are in the minority. Most are not bullish on the economy over the next few years, but they are bullish about their companies, believing that those companies’ stock prices have not yet fully recovered to a fair value level after last year’s crushing losses. There is also at least one sub-advisor who we would characterize as more pessimistic than we are. All of the sub-advisors prioritize stock-specific fundamentals in their investment process and are focused on finding companies that can optimize results even against potential economic headwinds. As stated above, we continue to believe that the stock-picking environment is likely to be a particularly good one for skilled active stock pickers (relative to index benchmarks) for some time to come, though we believe success will ebb and flow and that the market may well see a pattern of pronounced ups and downs over the next few years as we emerge from the recession and financial crisis.

Though the Masters’ Select funds have all generated returns in the mid-teens or higher in 2009 through June 30, it is extremely unlikely that any will distribute capital gains in 2009. Each fund has capital losses that it can carry forward from 2008. In addition many stocks are still underwater relative to their purchase price so more losses have been realized so far this year, and each fund’s portfolio has a market price below its cost. Adding together losses from 2008, realized losses from 2009 and unrealized losses on the portfolio, as of June 30, 2009, total losses as a percent of net assets range from 60% (Equity) to 167% (Smaller Companies). This suggests that it could be several years before any Masters’ fund distributes any capital gains.

As always we thank you for your confidence. We continue to invest alongside you in Masters’ Select. Litman/Gregory partners, employees and the Masters’ Select independent trustees collectively owned $9.1 million as of June 30, 2009.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Some of the comments are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Please see page 69 for index definitions

Please see page 71 for industry definitions

Fund’s Performance  5

Masters’ Select Equity Fund Review

Masters’ Select Equity Fund experienced a powerful rebound during the second quarter of 2009. For both the quarter and the first half of the year the Fund delivered an extremely strong return while also performing far better than its Russell 3000 benchmark.

Masters’ Select Equity 2009 Performance through June 30
	Second Quarter	YTD (6/30)
Masters’ Select Equity	21.39%	15.92%
Russell 3000 Index	16.82%	4.20%

Thorough and exceptional research of company fundamentals along with disciplined execution are what we attempt to deliver with the Masters’ Select funds. If our sub-advisors, with their focus on their highest-conviction stock picks do this well, we expect to be able to generate strong long-term performance relative to our index benchmarks (and by implication, relative to index-fund competition).

As we pursue this goal, we believe Masters’ Select Equity is fortunate to rely on an extremely impressive group of stock pickers who we believe are some of the best in the business. Each has many years of experience, a thoughtful and sensible investment process, a disciplined approach to executing that process, and each has achieved a high level of success as a stock picker. Four of the sub-advisors, who are responsible for 60% of the fund’s portfolio, have been part of the Masters’ Select Equity portfolio management team since the fund’s inception almost thirteen years ago (Mason Hawkins, Chris Davis/Ken Feinberg, Dick Weiss, and Bill D’Alonzo).

The fund’s long-term results have delivered on our goal of beating the Russell 3000 Index benchmark, having done this over ten years and since the fund’s inception. The fund also out returned the S&P 500 over the same time periods. Another way to assess the fund’s record is evaluating rolling time periods. So, for example, the first five-year period was (obviously) reached five years after the fund’s inception. We can roll forward the starting and ending points by one month to measure a second five-year period. Over the fund’s life (through June 30, 2009) there have been 91 rolling five-year periods. In 66% of these periods Masters’ Select Equity has out returned its Russell 3000 Index benchmark. We believe this is a strong record in a world where it has proved very difficult for equity funds to beat index benchmarks over long time periods. Looking at even longer time periods, if we consider the 32 rolling ten-year periods that have occurred, Masters’ Select Equity beat the index in every period. While the fund has lagged the Russell 3000 Index in recent years, it has rebounded impressively so far in 2009 as noted above.

Portfolio Commentary

Masters’ Select Equity’s performance in the first half of 2009 was impressive in terms of the bottom line result, and also because the fund’s stocks outperformed in almost every sector in which it had meaningful exposure.

Performance of managers: In the first six months of 2009, five of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks – three of them by double digit margins -- while two managers underperformed their respective benchmarks. For the six months through June 30, the individual sub-advisors’ returns ranged from a loss of 8.3% to a gain of 35.7%.

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who will beat their benchmarks over longer time periods. Through June 30, 2009, all four of the sub-advisors that have been on the fund since its inception 12½ years ago have achieved that goal. The other three sub-advisors have yet to build a long-term record on Masters’ Select Equity. We believe, but obviously cannot guarantee, that they will ultimately out-perform as well.i

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis for the first half of the year, the fund’s overall sector exposure added some value relative to the Russell 3000 benchmark, but stock selection accounted for most of the fund’s strong performance versus the benchmark, consistent with what we expect over the long run. The fund’s overweighting to the strong-performing consumer discretionary sector was a positive, as was its underweighting to the weaker industrials, consumer staples and utilities sectors. In terms of stock selection, the biggest contributors came from stock picks in technology, energy, health care and telecom services.

Leaders and laggards: The list of top ten contributors to the fund’s performance contains companies from six different sectors, but technology stocks account for half the names. The biggest contributor was Sun Microsystems, which received a buyout offer from database software company Oracle Systems in April. Mason Hawkins owned Sun, which gained over 140% and added nearly three percentage points to the fund’s performance during the first half. The second biggest contributor, Liberty Media, which is owned by two of our managers, added roughly one and a half percentage points of performance. Level 3 Communications, Dell, and Google added roughly one percent each. The biggest detractor from performance was energy company ConocoPhillips, which detracted less than a percentage point from returns. Tyco Electronics, Fairfax Financial, JPMorgan Chase and Snap On cost the fund about a half percent each. As of 6/30/09, nine of the ten top-performing stocks and seven of the ten bottom-performing stocks remained in the portfolio. Sun Micro was sold before quarter-end.

See the table on page 8 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Equity for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

6  The Masters’ Select Funds Trust

Please see page 10 for sub-advisor discussions of selected Equity portfolio holdings.

Portfolio mix: There were only modest changes to the fund’s sector exposures during the first half of the year. Most significant was an increase in the fund’s allocation to health care, to 13.1% from 9.7% at the end of 2008. New health care names included Gilead Sciences, Life Technologies, Genzyme, Kinetic Concepts and Patterson Companies. The fund’s largest sector weightings remain to financials at 17.9% (versus 14.2% for the Russell 3000 benchmark), consumer discretionary (16.8% versus 9.9% for the benchmark) and technology (15.8% versus 18.5% for the benchmark). The fund remains heavily underweighted to consumer staples, industrials, and utilities relative to its benchmark.

The fund’s exposure to domestic large-cap and foreign stocks rose during the first half of the year, to 40%ii and 16%, respectively. Small-cap stocks comprise 10% of the portfolio and mid caps 29%. At the end of June the fund’s cash position was 5.5%.

Please see page 9 for a breakout of the fund’s sector and market-cap exposures.

Capital Gains Distributions Not Expected

A silver lining from the worst bear market since the 1930s is that the fund has a sizable capital loss carry forward, in addition to current year realized losses and unrealized losses at the portfolio level. So despite Equity’s strong performance so far this year, realized and unrealized capital losses equal 60% of the June 30, 2009 net assets. This suggests that it is extremely unlikely that the fund will distribute capital gains in 2009 or 2010 and possibly beyond.

Looking Ahead

Based on history, analysis, and feedback from our sub-advisors, we believe the next few years may be a period in which skilled stock pickers find it easier (than is normally the case) to outperform their benchmarks. This is the positive side of our message. But at the same time we don’t want to suggest that we believe high market-level returns are likely. We believe the stock market is fairly valued from a very long-term standpoint, but that we are likely to continue to face a very challenging economic environment for several years—an environment that could result in shorter periods of both good and bad market-level returns. Nevertheless, with the benefit of skilled stock picking we believe good returns that are above the market level are achievable over the next five years. If we are right and are able to deliver, it is still not likely to be a smooth ride nor will it be easy to know exactly when the good returns will come. As significant investors in Masters’ Select Equity, we will ride the ups and downs with you, with the expectation of being rewarded over time.

[i]
The managers and their respective inception dates and benchmarks are: Bill D’Alonzo (12/31/1996): Russell 2500 Growth Index; Chris Davis and Ken Feinberg (12/31/1996): S&P 500 Index; Mason Hawkins (12/31/1996): Russell 3000 Value Index; Clyde McGregor (10/1/2008): Russell 3000 Value Index; Frank Sands (4/4/2008): Russell 1000 Growth Index; Bob Turner (4/4/2008): Russell 1000 Growth Index; Dick Weiss (12/31/1996): Russell 2000 Index.

ii	Note that as of June 30, 2009 we define large cap stocks as those with market caps above $12.2 billion, small caps as below $1.7 billion, and mid caps as between $1.7 and $12.2 billion.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary  7

Masters’ Select Equity Fund Leaders and Laggards

Masters’ Select Equity Fund Contribution By Holding
For the Six Months Ended June 30, 2009

Top Contributors
Company	Contribution %
Sun Microsystems, Inc.	2.68%
Liberty Media HoldingCorp . – Entertainment	1.53%
Level 3 Communications, Inc.	1.09%
Dell, Inc.	1.03%
Google, Inc.	0.94%
IntercontinentalExchange, Inc.	0.81%
Health Management Association, Inc.	0.80%
Chesapeake Energy Corp.	0.72%
Apple, Inc.	0.65%
Broadcom Corp.	0.60%

Bottom Contributors
Company	Contribution %
ConocoPhillips	(0.71%)
Tyco Electronics Ltd	(0.60%)
Fairfax Financial Holdings Ltd.	(0.57%)
JPMorgan Chase & Co	(0.48%)
Snap-on, Inc.	(0.46%)
Cia Brasileira De Meios De Pagamento	(0.28%)
Mohawk Industries, Inc.	(0.23%)
Procter & Gamble Co.	(0.21%)
MDS, Inc.	(0.21%)
Cephalon, Inc.	(0.19%)

8  The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes, emphasis is on small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly mid- and large- sized companies	Value
Frank Sands, Jr./ Michael Sramek	Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth
Robert Turner/ Christopher McHugh/ William McVail	Turner Investment Partners, Inc.	10%	All sizes, but mostly large and mid-size companies	Growth
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes, emphasis is on small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

*  Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 3000 Index
Consumer Discretionary	16.8%	9.9%
Consumer Staples	5.3%	10.6%
Energy	14.1%	11.3%
Finance	17.9%	14.2%
Health Care & Pharmaceuticals	13.1%	13.8%
Industrials	5.3%	10.4%
Technology	15.8%	18.5%
Telecom	2.0%	3.2%
Utilities	0.0%	4.3%
Materials	4.2%	3.8%
Cash Equivalents & Other	5.5%	0.0%
	100.0%	100.0%

Fund Summary  9

Masters’ Select Equity Fund Stock Highlights

TJX Companies Inc. – Bill D’Alonzo

According to the International Council of Shopping Centers-Goldman Sachs index of U.S. chain stores, same-store sales were down nearly 5 percent from last year in May. Sales tracking firm Retail Metrics adds that two-thirds of retailers missed their sales expectations for the month. TJX reported same-store sales growth of 5 percent, exceeding expectations.

With more than 2,600 stores and $19 billion in annual revenue, NYSE-listed The TJX Companies Inc. is the world’s largest off-price retailer of apparel and home goods. The company buys brand-name products at a discount from manufacturers and retailers looking to unload inventory and sells it at prices 20 to 60 percent below traditional stores. It operates T.J. Maxx, Marshalls and HomeGoods in the U.S., and T.K. Maxx and HomeSense in Europe.

April-quarter earnings grew 20 percent. Customer traffic increased across virtually all the company’s stores as bargain-minded shoppers responded to a challenging economic environment. Trends continued into May. Analysts have raised their original July-quarter earnings forecasts by 18 percent.

Tighter inventory management and close-to-need buying initiatives allow TJX to buy into current trends, capitalize as favorable off-price products become available and limit markdowns. Pricing strength stemming from its merchandise strategy contributed to profit margin growth in the April quarter.

The Friess Associates team recently spoke with Chief Financial Officer Jeffrey Naylor about future growth opportunities. While some view the company as a defensive story, current initiatives to grow customer and vendor relationships and capitalize on real estate opportunities are setting the stage for future growth. In the first quarter alone, TJX opened 600 new Marshalls, T.J. Maxx and HomeGoods stores.

The Friess Associates team purchased TJX at 12 times estimates for the fiscal year ending January 2010. We expect growth to continue to outpace the 10 percent increase Wall Street expects during that 12-month period.

Google Inc. – Christopher Davis/Kenneth Feinberg

Like Expedia and Amazon, Google enjoys a powerful first mover’s advantage. “To google” virtually means to search online. Of all web searches, an estimated 70% now occur on Google. In comparison, Yahoo has 12% of web search; Microsoft, 3%; Baidu, 10%. As a result of its share of the search market, Google attracts a similar portion of internet advertising dollars, as advertising dollars track consumers.

Google has grown at dizzying rates. In 2008, Google generated $15.8 billion in net revenues, up from $4 billion in 2005. Of those net revenues, in 2008, 95% came through Google’s own AdWords compared to 85% in 2005.

At the end of 2008, Google reported 3x the revenues of its direct competitor, Yahoo. The business model gains from its substantial advantages of scale. Last year, Google reported a 32% EBITA margin compared to 12% for Yahoo. Too, Google generated a 19% return on equity in 2008 compared to 4.5% for Yahoo. Its dominance permits Google to outspend competitors on engineering, research and development and marketing while reporting higher levels of profitability. Google’s competitive moat is formidable.

One of Google’s brilliant strategies was to allow its advertisers to “bid” on search words. Rather than setting the price for its ads, Google created a competitive dynamic. As digital advertising became more important, not only did the whole advertising category take share, but the intense competitive bidding drove up the revenues per “click” as well.

In this weak economic cycle, Google continues to benefit from an important secular shift in media. Barclays Capital forecasts that total U.S. advertising services will decline 13% in 2009. While television and newspaper advertising revenues may drop 20% this year, digital advertising may grow at low single digits. (In the second quarter of 2009, Google’s revenues rose about 3%.)

Even with all of the growth, there continues to be an imbalance between consumer and advertising behavior. While consumers spend 20% to 25% of their media time online, internet advertising may account for roughly 10% of total ad budgets. Over time, allocation of media dollars will follow “eyeballs.”Our own conversations with a number of marketing managers revealed that, even in a downturn, they are prepared to allocate more dollars to digital media.

In a recovery, Google should benefit from higher levels of absolute media spending. There is a good chance that per click pricing will pick up as well.

In addition, Google’s future growth may benefit from new initiatives. As cellphones become increasingly powerful, mobile search could become a more important source of targeted, local digital advertising. Google should benefit from its considerable investment into its GPS technology. Second, the acquisition of Doubleclick should allow Google to play a significant role in digital display and digital video advertising. Over time, both of these sources could contribute new streams of income. While YouTube currently loses an estimated $360 to $500 million per year, the site should help Google retain a similar dominance over video search that it currently enjoys over text.

The main risk that we see in this investment is capital allocation. Given its rapid growth rate, management has not been forced to engage in disciplined cost management. As the business eventually matures, capital allocation skills will become increasingly important. The unusually flat management structure also may become more difficult to manage as the business grows in complexity.

Google has a powerful balance sheet, with $17.8 billion in cash and securities and no debt. At $422, on an enterprise to owner earnings basis, Google trades at 24x 2008 and trades at an estimated 22x 2009.

Kirby Corp. – Clyde McGregor

Kirby Corporation (KEX) is the largest inland waterway transportation company in the U.S. and a significant factor in diesel engine servicing. The company has many characteristics that attract value investors, in particular its competitive position, asset values, and cash flows. Kirby has the largest market share (32%) in the U.S. inland marine tank barge market, and that market share position should be defensible given the industry’s fragmentation as well as the protection that the Jones Act provides. High replacement costs of barges and tow vessels also create significant barriers to entry. In terms of asset values, the replacement cost value per share of the company’s double-hull barge fleet exceeds the current enterprise value. This means that investors get roughly 175 owned tow vessels, the diesel engine servicing and rebuilding business, and other assets for free. Finally, strong free cash flow generation has enabled the company to make opportunistic acquisitions of small competitors while maintaining a solid balance sheet.

10  The Masters’ Select Funds Trust

The domestic inland marine tank barge industry is the most cost-effective method of moving petrochemicals and other industrial liquids. Like the rail tank car segment, tax incentives distorted the marine tank barge industry in the early 1980’s. These incentives resulted in excess construction of barges, which depressed the industry’s profitability for many years. The industry also had to cope with the shuttering of many smaller refineries and chemical plants, an outcome of stricter enforcement of environment regulations. Today supply and demand for barge services are well balanced. The industry’s long downturn, however, caused many barge builders to shut down, helping to increase the value of existing fleets.

We believe that Kirby’s management team is strong, having demonstrated both patience and price sensitivity in their acquisition strategy. Management has worked to shift the book of business to term contracts and away from the spot market. Multi-year contracts have annual price escalators, and fuel cost changes are passed through to clients with a 30-90 day lag period. Senior management also has considerable experience dealing with cycles in the energy markets.

Kirby’s balance sheet is in excellent shape. Total debt slightly exceeds our expectation for 2009 operating earnings, and the maturity schedule is manageable. We have conservatively estimated earnings to remain depressed for the next three years. Using our estimates and the $30/share stock price as of the time of this note, the stock trades for approximately 12 times earnings.

IntercontinentalExchange – Frank Sands Jr./Michael Sramek

IntercontinentalExchange (ICE) is a leading derivatives exchange on a global basis. It operates a vertically integrated electronic platform for trading and clearing both futures and over-the-counter (OTC) commodity and financial derivatives. ICE also functions as an inter-dealer broker for the trading of credit derivatives. ICE maintains dominant liquidity positions in several rapidly growing benchmark commodity contracts (such as crude oil, sugar, and natural gas) and is emerging as a leading innovator in key back office processing functions within the OTC market. ICE charges a transaction fee for each contract traded or processed on its platform, and possesses an attractive, highly leverageable fixed-cost business model. Rapid volume growth at ICE is driven by the growing acceptance of commodities as an investable asset class, expansion into new product categories, and the increasing use of derivative products for risk management and algorithmic trading strategies. We expect growing volumes and margin expansion to drive mid-teens annual earnings-per-share growth over the next 3-5 years. ICE is trading at an attractive valuation today, approximately 16 times its next year’s earnings. We see this as attractive, especially in light of our expected mid-teens annual earnings-per-share growth over the next 3-5 years.

In the most recent quarter, Q209, we saw the first wave of major U.S. regulatory reform proposals in the wake of the credit crisis. We have been continuously evaluating how these reforms might impact the financial services landscape, specifically businesses that we hold in client portfolios. The Obama administration and Congress are seeking to increase oversight of financial firms, provide comprehensive regulation of derivatives markets, and protect consumers and investors from financial abuse. The proposals represent the most sweeping financial market regulatory reform since the 1930’s. The plan aims to consolidate the number of banking regulators, broaden the Federal Reserve’s powers, create an oversight council to monitor systemic risk, and form the Consumer Financial Protection Agency.

In our view heightened regulatory oversight and increased government intervention in financial markets will likely persist for several years. Our analysis also suggests, however, that the bulk of new regulatory burdens will be borne by lending institutions, investment banks and brokers, and insurance companies as opposed to “financial infrastructure” businesses. We believe the former will see greater restrictions on business practices, increased capital requirements (and thus structurally lower profitability), etc., while ICE should mostly be insulated from punitive regulation.

In the OTC derivatives area, regulators have focused on reducing the systemic risk present in the massive web of outstanding OTC derivatives by promoting central counterparty clearing and exchange trading. While this has the potential to materially alter the business model and profitability of these instruments for the banks and brokers that create and trade them, these reforms may actually be a meaningful tailwind for ICE, which stands to benefit if more trading moves on exchanges and clearinghouses.

Broadcom Corp. – Robert Turner

Broadcom Corporation is a provider of semiconductors for wired and wireless communications. Broadcom provides a portfolio of system-on-a-chip (SoC) and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. Broadcom’s business units consist of enterprise, broadband, as well as mobile/wireless communications with broadband and mobile/ wireless making up approximately 75% of their revenues. Their enterprise business consists of Ethernet technology, the most widely used local area networking technology to connect PCs in the enterprise environment. Nearly all PCs and servers ship with Ethernet connectivity and carriers continue to build out their networks due to increased bandwidth consumption from the end user. Their broadband business consists of cable, DSL, passive optical networks chips (PON), and FTTX chips. Broadband data technologies are used by service providers to deliver Internet data services along with cable and satellite services. The mobile/wireless business chip unit consists of wireless networking used primarily for home use along with some enterprises. Included in this segment of their business is Bluetooth technology, wireless LAN, Fibre channeling and Infiniband. Chips manufactured for this area of the business allows access for home use or for mobile users who need to gain access to information on a company’s server.

The security is trading 25 times its fiscal year 2010 earnings and 17 times its fiscal year 2011 earnings based on Street consensus EPS estimates. We think this valuation is fair given the current consensus growth rate of 19% for its fiscal year 2011 and an historical 22 times multiple based on 2007 earnings. As a result of basing the 22 times multiple on the fiscal year 2011 earnings we have calculated a price of $35.86, which is a 30% premium to the current price. Revenue visibility has improved with Nokia and Samsung which could translate to $300 to $400 million in incremental revenues to our 2010 estimates giving us better visibility with demand growth than most companies.

Fund Summary  11

Broadcom offers a bellwether approach with exposure to trends like triple play, digital TV, and connectivity along with new opportunities in the handset market. Broadcom is currently the leader in providing chips for the Ethernet, cable, DSL, Wi-FI, and Bluetooth markets while also emerging as a player in handsets, IPTV, and Blu-Ray technologies. We expect growth to come from the handset market driven by the rise in its handset chips at Nokia and Samsung along with market share gain opportunities with its combination chips, which integrate Bluetooth, FM radio, WiFi and GPS onto a single chip. The wireless baseband business currently accounts for less than 5% of Broadcom’s revenues but it has the potential to be one of the biggest revenue growth drivers for the company over the next two years as Nokia and Samsung increase production along with the potential of new relationships such as the Apple iPhone. Nokia recently introduced its 7020 handset using Broadcom’s “Venus” EDGE baseband chips. Only one handset has been announced thus far in 2009 but it marks an important milestone for Broadcom’s entry into the world’s largest handset OEM. The launch validates Broadcom technology and we expect additional handsets as part of the Voyager platform to be announced later this year with the potential for ten million to twenty million handsets in 2010. While the company continues to spend on their baseband business, Broadcom expects Nokia to take delivery of the EDGE product in the second half of 2009. The Enterprise networking segment looks strong with demand for Ethernet switches coming out of Asia and the emerging markets. Additionally, the company will benefit from the global broadband market expansion, necessary upgrades for the Enterprise network, along with further penetration into the handset market. Alternatively, Broadcom has significant consumer exposure, which could adversely impact the business as macro conditions continue to weigh on the consumer’s spending ability. Other risks to the company include continual pricing pressure from competitors, high expense dilution, and exposure to highly cyclical semiconductor trends. However, we believe the semiconductor industry will be an area of the market that responds favorably as the economy begins to show signs of recovery.

Altera Corp. – Dick Weiss

Altera Corporation designs and markets programmable logic devices (PLDs), semiconductor integrated circuits manufactured as standard chips that can be programmed, with software, to perform logic functions in electronic systems. These chips can essentially be bought off the rack and be programmed by the customer to perform whatever functions are needed. Altera sells to thousands of customers in a very diverse set of end markets. Their largest end markets are “Telecom & Wireless Infrastructure” and “Industrial Automation, Military, and Automotive,” which represented 36.8% and 23.5% of ’08 revenues, respectively. Additionally they sell chips to customers in the data networking, computing, storage, test & measurement, medical, and consumer end market.

We view the PLD industry positively given its relatively unique dynamics for semiconductors. It is essentially a duopoly with very high technological barriers to entry. The software stacks that Altera and their competitors have developed to program their PLD’s are highly advanced and would require many years and billions of dollars to replicate. Given these dynamics, Altera exhibits very high gross and operating margins for a semiconductor company, strong cash flow generation, and relatively little pricing pressure. As such, they are able to return capital back to shareholders in the form of a quarterly dividend and share repurchases. The company has also embarked on a program to improve gross margins and lower operating expenses in recent years, which appears to be successful.

Historically PLDs have been a relatively small portion of the overall logic semiconductor market. A PLD was generally more expensive due to the programmability than an Application Specific Integrated Circuit (ASIC). An ASIC is a chip that is developed for a single application and cannot be used in others. There a large up-front development costs that must be incurred by the OEM to develop these ASIC chips, however, if volumes are high enough it can be a more cost effective way to develop products. Unfortunately for ASIC designs, as we progress down Moore’s Law towards smaller geometries, such as 65nm, 45nm, and now 32nm, the up-front development costs for ASIC chips is becoming prohibitively expensive for many firms, particularly in the difficult economic environment.

At the same time, Altera has accelerated their move to the next process geometry, 40nm. Altera recently started shipping their new 40nm PLDs. This could be a tipping point for the PLD industry. At 40nm, a PLD can be cost effective with ASIC chips. If this trend takes hold, Altera’s addressable market would expand dramatically from primarily lower volume applications toward some higher volume applications as well. This dynamic should lead to the PLD industry taking share from ASICs and exhibiting above market growth.

There are several other dynamics that bode well for Altera over the next several years. In early ’09 the Chinese announced their intention to spend over $40b USD through ‘10 in building out their new 3G wireless networks. The wireless infrastructure industry is a large consumer of PLDs and should help sustain growth in a difficult economy. Also, India will soon be awarding and building out their 3G spectrum licenses. It is possible that the spending by India on their 3G networks could be on-par or even higher than that of China. Second, after exiting the Defense end-market a decade ago, Altera recently decided to reengage. They began building a pipeline of design wins a few years ago which is now starting to drive growth expected to persist for some time. The defense business is generally quite profitable and exhibits stable, consistent growth characteristics. Lastly, given the severely depressed state of industrial and automotive spend, there is potential upside when these segments recover as Altera has exposure here.

As these and other dynamics come to fruition we expect earnings estimates to continue to increase and management to continue to execute exceptionally well through a difficult environment. While EPS is expected to fall this year, the stock appears attractive based on many measurements aside from price/earnings. For example, the stock is selling near its traditional lows on both price/sales and price/book. Moreover, it is selling at about 60% of our estimate of private value, an attractive risk/reward ratio.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 71 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

12  The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 94.5%
Consumer Discretionary: 16.8%
70,900	Advance Auto Parts, Inc.	$2,941,641
20,140	Amazon.com, Inc.*	1,684,913
18,500	Apollo Group, Inc.*	1,315,720
70,760	Coach, Inc.	1,902,029
130,000	Cooper Tire & Rubber Co.	1,289,600
267,000	Disney (Walt) Co.	6,229,110
371,000	Interpublic Group of Companies, Inc.*	1,873,550
31,000	Kohl’s Corp.*	1,325,250
184,800	Las Vegas Sands Corp.*	1,452,528
252,000	Liberty Media Holding
	Corp. - Entertainment*	6,741,000
29,600	McDonald’s Corp.	1,701,704
74,400	Mohawk Industries, Inc.*	2,654,592
17,400	New Oriental Education & Technology
	Group - ADR*	1,172,064
40,700	O’Reilly Automotive, Inc.*	1,549,856
173,810	Pulte Homes, Inc.	1,534,742
99,670	Ryland Group, Inc.	1,670,469
157,500	Snap-on, Inc.	4,526,550
58,000	Time Warner Cable, Inc.	1,836,860
53,000	TJX Companies, Inc.	1,667,380
		45,069,558
Consumer Staples: 5.3%
32,000	Church & Dwight Co., Inc.	1,737,920
11,800	Coca-Cola Co.	566,282
74,330	Costco Wholesale Corp.	3,396,881
120,800	CVS Caremark Corp.	3,849,896
46,650	Procter & Gamble Co.	2,383,815
35,500	Ralcorp Holdings, Inc.*	2,162,660
		14,097,454
Energy: 14.1%
88,200	Canadian Natural Resources Ltd.	4,629,618
384,000	Chesapeake Energy Corp.	7,614,720
33,280	ConocoPhillips	1,399,757
80,100	EnCana Corp.	3,962,547
117,440	EOG Resources, Inc.	7,976,524
33,500	FMC Technologies, Inc.*	1,258,930
65,200	National Oilwell Varco, Inc.*	2,129,432
44,500	Range Resources Corp.	1,842,745
53,000	Smith International, Inc.	1,364,750
18,500	Transocean, Inc.*	1,374,365
111,900	XTO Energy, Inc.	4,267,866
		37,821,254
Finance: 17.9%
210,100	American Express Co.	4,882,724
277,500	Bank of New York Mellon Corp.	8,133,525
81	Berkshire Hathaway, Inc. - Class A*	7,290,000
390,000	CapitalSource, Inc.	1,903,200
630,000	Cheung Kong Holdings Ltd.	7,219,800
23,900	Fairfax Financial Holdings Ltd.	5,962,811
78,000	HCC Insurance Holdings, Inc.	1,872,780
3,300	IBERIABANK Corp.	130,053
15,500	IntercontinentalExchange, Inc.*	1,770,720
128,000	Loews Corp.	3,507,200
60,870	Morgan Stanley	1,735,404
81,600	Transatlantic Holdings, Inc.	3,535,728
		47,943,945

Health Care, Pharmaceuticals & Biotechnology: 13.1%
39,990	Alexion Pharmaceuticals, Inc.*	1,644,389
107,500	Covidien Ltd.	4,024,800
36,600	Genzyme Corp.*	2,037,522
35,000	Gilead Sciences, Inc.*	1,639,400
169,212	Health Management Association, Inc.*	835,907
95,174	ICON Plc - ADR*	2,053,855
14,600	Intuitive Surgical, Inc.*	2,389,436
145,900	Kinetic Concepts, Inc.*	3,975,775
62,000	Laboratory Corporation of
	America Holdings*	4,202,980
33,300	Life Technologies Corp.*	1,389,276
656,400	MDS, Inc.*	3,505,176
76,100	Mindray Medical International Ltd. - ADR	2,124,712
33,500	NuVasive, Inc.*	1,494,100
77,552	Patterson Companies, Inc.*	1,682,878
95,839	Psychiatric Solutions, Inc.*	2,179,379
		35,179,585
Industrials: 5.3%
31,200	Clean Harbors, Inc.*	1,684,488
40,000	GATX Corp.	1,028,800
129,500	Kirby Corp.*	4,116,805
69,700	Mcdermott International, Inc.*	1,415,607
93,300	Rockwell Collins, Inc.	3,893,409
114,600	Sykes Enterprises, Inc.*	2,073,114
		14,212,223
Materials: 4.2%
49,000	Barrick Gold Corp.	1,643,950
638,811	Cemex S.A.B. de C.V. - ADR	5,966,495
21,000	Monsanto Co.	1,561,140
48,040	Nucor Corp.	2,134,417
		11,306,002
Technology: 15.8%
599,190	Alcatel-Lucent - ADR	1,485,991
82,500	Altera Corp.	1,343,100
18,100	Apple, Inc.*	2,577,983
130,000	Ariba, Inc.*	1,279,200
81,050	Broadcom Corp.*	2,009,230
80,996	Cia Brasileira De Meios De Pagamento*	694,369
691,000	Dell, Inc.*	9,487,430
16,660	Google, Inc. - Class A*	7,023,689
70,990	LAM Research Corp.*	1,845,740
66,150	Longtop Financial Technologies Ltd. -
	ADR*	1,624,644
265,000	LSI Corp.*	1,208,400
370,330	Micron Technology, Inc.*	1,873,870
54,800	QUALCOMM, Inc.	2,476,960
61,900	Salesforce.com, Inc.*	2,362,723
354,851	Symmetricom, Inc.*	2,047,490
141,050	Ultratech, Inc.*	1,736,326
97,600	Yahoo!, Inc.*	1,528,416
		42,605,561
Telecommunication Services: 2.0%
3,587,480	Level 3 Communications, Inc.*	5,417,095
TOTAL COMMON STOCKS
(cost $269,191,847)		253,652,677

Schedule of Investments  13

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Par Value	Value
SHORT-TERM INVESTMENTS: 5.2%

Eurodollar Time Deposits
$14,092,000	State Street Bank and Trust Company,
0.01%, Due 07/01/2009	$14,092,000

TOTAL SHORT-TERM INVESTMENTS
(cost $14,092,000)	14,092,000

TOTAL INVESTMENTS IN SECURITIES
(cost $283,283,847): 99.7%	267,744,677

Other Assets Less Liabilities: 0.3%	699,955

Net Assets: 100%	$268,444,632

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

*	Non Income Producing

The accompanying notes are an integral part of these financial statements.

14  The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF OPTIONS WRITTEN at June 30, 2009 (Unaudited)

Contracts		Value
CALL OPTIONS: 0.0%
50	Kohls Corp.*
	Expiration: October 2009,
	Exercise Price: $45.00	$14,750
40	Range Resources Corp.*
	Expiration: September 2009,
	Exercise Price: $45.00	9,400

TOTAL OPTIONS WRITTEN
(premiums received $50,439)		$24,150

Schedule of Options Written  15

Masters’ Select International Fund Review

Foreign stocks erased the declines of the first quarter to generate an impressive mid-teens return for the first half of 2009. Cyclical sectors, such as energy and materials, and technology were among the top performing sectors with returns of over 20%. Even financials, among the worst performers in the first quarter, ended the first half of the year up 19%. Health care and utilities were the worst-performing sectors with losses ranging from low to mid single digits. At the regional level, emerging markets outperformed their developed counterparts.

Masters’ Select International 2009 Performance through June 30
	Second Quarter	YTD (6/30)
Masters’ Select International	26.71%	15.73%
S&P Global (ex U.S.) LargeMid Cap Index	27.77%	14.60%

For the year to date through June 30, Masters’ Select International gained 15.73%, beating its benchmark, the S&P Global (ex U.S.) LargeMid Cap Index, which rose 14.60%. Over the long term, the fund has beaten its benchmark by a significant margin. Since its inception (December 1, 1997) through June 30, 2008, Masters’ Select International has returned an annualized 7.80%, beating the index return of 4.72%. The fund has also earned a very high Morningstar peer group ranking. As of June 30 2009, Morningstar Inc. ranked the Masters’ Select International Fund’s total return in the 18th, 13th, 8th and 6th percentile among 803, 617, 461, and 250 Foreign Large Blend Funds for the one-, three-, five-, and ten-year periods, respectively.i The fund continues to be a Morningstar “Fund Analyst Pick” in the Foreign Large Blend category.ii

Portfolio Commentary

Performance of managers: In the first half of the year, three of the fund’s six sub-advisors outperformed their benchmarks—two of them by over 10 percentage points. The returns for the six managers ranged from -0.1% to 26.1%. Over the short term we do not expect every manager to outperform his benchmark, though that is our (and their) goal over the long term. Of the five managers who have been with the fund for at least three years, four have beaten their benchmarks since their respective inception dates as sub-advisors on the fund. We believe, but obviously can’t guarantee, that each of the fund’s sub-advisors will outperform their benchmark over the long run and most full market cycles.iii

Country, sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the country and sector exposures that result from this process may provide some insight into the fund’s year-to-date relative performance. Our attribution analysis shows that Masters’ Select International’s sector positioning (excluding cash) relative to the S&P Global (ex U.S.) LargeMid Cap Index was a slight positive during the first six months. The fund’s underweighting to the worst-performing utilities sector had a positive impact on relative performance which was partially offset by the fund’s overweighting to the weak-performing health care sector. At the regional level, the fund’s overweighting to emerging markets had a notable positive effect as these markets performed much better than the overall benchmark.

The majority of Masters’ Select International’s outperformance during the first six months of 2009 can be explained by stock selection. Stock selection was particularly strong in the telecom services and industrial sectors. In telecom services, Millicom International Cellular, a Luxembourg-based company that provides wireless services to many emerging-market countries, rose over 25% during the period. In industrials, Keppel, a Singaporean oil services and infrastructure company, was up 65%. Stock selection within the technology sector slightly detracted from overall performance. Nintendo, a Japanese game company, was the fund’s worst performer in the sector, declining about 26% during the holding period. This security was sold during the first six months of 2009.

In a rising market, the fund’s average cash weighting of mid single digits was a drag on performance.

Leaders and laggards: Brazilian oil company, Petrobras (up 69%), was the fund’s top performer during the period and contributed one and a half percentage points to the fund’s total return . Also among the fund’s biggest winners in terms of contribution to performance, were two financial holdings—Credit Suisse (up 68%) and Yuanta Financial (up 50%). The fund’s two worst performers were Precision Drilling (down 68%) and Swiss Reinsurance (down 51%), which each detracted roughly one percentage point of return. Both stocks have been sold.

See the table on page 18 for a list of the biggest contributors and detractors to Masters’ Select International’s performance over the past six months. It is important to understand that the fact a stock has lost or made money for the fund for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio Mix: Please see page 19 for sector, regional, and market-cap allocations as of mid-year. As with all Masters’ Select funds, the primary focus of Masters’ Select International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. Over 40% of the fund’s holdings are not in the benchmark. We believe one explanation for the Masters’ Select International’s success over the years is the willingness on the part of the fund’s stock pickers to hold the stocks they believe offer the most compelling risk/return potential over their investment horizon, irrespective of whether the stocks are in the fund’s benchmark. Other noteworthy portfolio facts include:

•	Sector allocation did not change much over the past six months.

•
The fund’s largest sector weighting is to financials at 21%, similar to what it was six months ago. This weighting is below the benchmark’s financial sector weighting of 25%. The fund also has notable underweightings to materials (6% versus 10% for the benchmark) and energy (8% versus 12%). The biggest overweightings are to the technology (12% versus 7%) and consumer discretionary (11% versus 8%) sectors.

16 The Masters' Select Funds Trust

•
The fund’s allocation to Japan decreased from 20% to 12% and is now almost five percentage points below that of the benchmark. The fund’s weighting to Europe remained around 45%, slightly below the benchmark weighting. The fund remains overweighted to Asia (ex Japan).

•
Exposure to emerging markets increased three percentage points to 21%, and remains well above the fund’s historical average of 12%, though this weighting is in line with that of its benchmark. It is worth noting that the index providers do not include Hong Kong-listed stocks in their emerging-market universe. However, if we include the fund’s Chinese holdings that are listed on the Hong Kong exchange (and are categorized as “developed” by the index providers) the total emerging-market exposure is 28%.

•
In terms of market-cap breakout, the fund’s allocation to large-caps (greater than $10 billion) increased slightly to 55%. The fund’s weighting to mid-caps ($2 billion to $10 billion) and small-caps (less than $2 billion market-cap) decreased slightly to 27% and 13%, respectively. Historically, the fund has held about 14% in small-caps on average. The residual 5% weighting was in cash.

See page 20 for portfolio manager discussion of selected stocks held in the portfolio.

Capital Gains Distributions Not Expected

A silver lining from the worst bear market since the 1930s is that the fund has a sizable capital loss carry forward, in addition to 2009 realized losses, and unrealized losses at the portfolio level. So despite International’s strong performance so far this year, realized and unrealized capital losses equal 84% of the June 30, 2009 net assets. This suggests that it is extremely unlikely that the fund will distribute capital gains in 2009 or 2010 and possibly beyond.

Looking Ahead

Based on history, analysis, and feedback from our sub-advisors, we believe the next few years may be a period in which skilled stock pickers find it easier (than is normally the case) to outperform their benchmarks. This is the positive side of our message. But at the same time we don’t want to suggest that we believe high market-level returns are likely. We believe the global stock markets are fairly valued from a very long-term standpoint, but that we are likely to continue to face a very challenging economic environment for several years—an environment that could result in periods of both good and bad market-level returns. Nevertheless, with the benefit of skilled stock picking we believe reasonably good returns that are above the market level are achievable over the next five years. If we are right and are able to deliver, it is still not likely to be a smooth ride nor will it be easy to know exactly when the good returns will come. As significant investors in Masters’ Select International, we will ride the ups and downs with you with the expectation of being rewarded over time.

[i]
Morningstar, Inc., is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the period shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

ii
According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”

iii
The managers and their respective inception dates and benchmarks are: Bill Fries and Vinson Walden (10/1/2003): MSCI All Countries World Free (ex U.S.) Index; Jim Gendelman (3/1/2005): MSCI All Countries World (ex U.S.) Growth Index; David Herro (12/1/1997): MSCI World (ex U.S.) Value Index; Northern Cross Team (9/14/2007): S&P Global (ex U.S.) LargeMId-Cap Index; Ted Tyson (10/1/1999): MSCI All Countries World (ex U.S.) Growth Index; Amit Wadhwaney (3/1/2005): MSCI All Countries World (ex U.S.) Value Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  17

Masters’ Select International Fund Leaders and Laggards

Masters’ Select International Fund Contribution By Holding
For the Six Months Ended June 30, 2009

Top Contributors
Company	Contribution %
Petroleo Brasileiro SA	1.51%
Credit Suisse Group AG	1.32%
CarpetrightPlc	1.23%
HON HAI Precision Industry Co. Ltd.	1.10%
BNP Paribas	1.06%
Gazprom	1.04%
Gafisa SA	0.99%
Yuanta Financial Holding Co. Ltd.	0.75%
Rohm Co Ltd.	0.72%
Infosys Technologies Ltd.	0.66%

Bottom Contributors
Company	Contribution %
Precision Drilling Trust	(1.11%)
Swiss Reinsurance	(0.85%)
Nintendo Co. Ltd.	(0.66%)
Net One Systems Co. Ltd.	(0.54%)
Nestle SA	(0.47%)
GDF Suez	(0.41%)
Seven Bank Ltd.	(0.39%)
Toyo Suisan Kaisha Ltd.	(0.35%)
Fast Retailing Co. Ltd.	(0.31%)
ORIX Corp.	(0.29%)

18  The Masters’ Select Funds Trust

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson	Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell	Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Portfolio Composition*

By Sector
	Sector Allocation
	Fund	S&P Global (ex U.S.) LargeMid Cap Index
Consumer Discretionary	11.4%	7.8%
Consumer Staples	6.5%	8.4%
Energy	8.4%	12.3%
Finance	21.5%	25.4%
Healthcare & Pharmaceuticals	10.1%	6.7%
Industrials	13.2%	10.1%
Technology	11.5%	6.8%
Telecom	6.2%	6.8%
Utilities	0.0%	5.6%
Materials	5.9%	10.4%
Cash Equivalents & Other	5.3%	0.0%
	100.0%	100.0%

By Region
	Regional Allocation
	Fund	S&P Global (ex U.S.) LargeMid Cap Index
Africa	0.0%	1.8%
Australia/New Zealand	0.0%	5.5%
Asia (ex Japan)	18.2%	15.5%
Japan	11.7%	16.9%
Western Europe and U.K.	45.1%	46.9%
Latin America	7.1%	4.5%
North America	8.5%	7.8%
Middle East	4.0%	1.2%
Cash Equivalents & Other	5.3%	0.0%
	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

*  Totals may not add up to 100% due to rounding

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion
Fund Summary  19

Masters’ Select International Fund Stock Highlights

Linde AG – Jean-Francois Ducrest

Linde (LIN GR, market cap Euro 10Bn) is a German based global leader in the industrial gas business. Industrial gases have very wide applications especially in the energy and chemical sector and are core in most heavy industrial processes. Also lighter applications in Health and Food have been growing fast. Their engineering division develops and builds plants for these processes.

Our investment process involves identifying sectors and companies that benefit from high entry barriers that we believe drive sustainably high and predictable returns and buying them when they are out of favor. We believe that Industrial Gases and specifically Linde indeed match those criteria. Together with co-leader Air Liquide (AI) as well as Praxair (PX) and Air Products (APD) they share 75 to 80% of the global market. Most importantly since industrial gases do not travel well they usually operate in regional oligopolies. The 90’s and early part of the decade have seen a substantial concentration move with Linde doing in our view the last megadeal by acquiring BOC from the U.K. in 2006. That deal gave them leading positions in Asia ex-Japan and reinforced their European and U.S. networks.

The very heavy assets involved as well as the concentration in the industry mean that Linde has developed a high margins model (12.3% EBITA in 2008) based on long term contracts and take or pay schemes. The cylinder business has also seen resilient pricing.

We believe that the management of Linde and the sector have been tested successfully in 2008/9 and deserve a substantial rerating. The management has reduced the debt aggressively since the BOC deal and cut costs at an aggressive pace for an industry that some considered pedestrian. Linde has proven its resilience during the massive disruption to industrial production that we have seen since September 2008. Indeed we believe that their operating profit in 2009 will match the high levels of 2007 and only decline by 8% from 2008. The take or pay contracts have been tested in the last 12 months and have proven to be very efficient at defending margins. Only in the case of a customer bankruptcy combined with a cessation of activity is the damage to the earnings substantial.

Linde’s very resilient operating model is paired with a reasonably geared balance sheet (Net debt at 2.6xEBITDA) that will enhance the equity returns but the key strength of the company is its strong cash generation. Excluding growth capex and the 4% dividend Linde generates 10% of its market cap even in a bad year like 2009. This means that after the heavy investing of 2006/2008 the management will have the option to invest profitably should the economy recover convincingly or start buying back very substantial amounts of shares.

The downside protection from high cash generation and the recent derating vis a vis the cyclicals (11.6x2009e eps) combined with their ability to benefit from a recovery of industrial production lead us to think that Linde will be a strong risk adjusted performer.

A global leader in a very attractive industry down 40% from its highs and having proven its resilience, Linde is a classic Northern Cross stock for the next 5 years.

Transocean Ltd. – James Gendelman

Transocean Ltd. (“Transocean” or the “Company”) is the world’s largest provider of offshore drilling services. The Company operates offshore drilling rigs around the world to extract oil and natural gas in a variety of environments, from the calm shallow waters offshore Saudi Arabia to the harsh 2,000-foot deep arctic waters of the Norwegian North Sea to ultra-deep 8,000-foot or more depths offshore Brazil and Africa. The Company recently moved its headquarters from Houston to Switzerland because less than one-third of its business now takes place in U.S. waters. In a world with increasing resource nationalism, Transocean is a neutral player, providing drilling services to national oil companies, integrated oil companies, and smaller exploration and development companies alike.

We believe Transocean is an attractive long-term investment due to the Company’s strong market share, sophisticated equipment, high barriers to entry, and somewhat limited competition. In the last ten years, most significant new large oil discoveries have been found offshore, many in hard to reach deep-sea environments such as the Gulf of Mexico and off the coasts of Brazil, West Africa, and East India. As a result of these significant discoveries, oil companies need to enter into multi-year contracts with offshore drilling service providers with the equipment and experience to effectively drill in deep-sea conditions. Transocean’s fleet of more than 135 vessels is more than twice the size of its largest competitor, commanding a 15% market share of shallow-water rigs and over 25% market share of deepwater rigs. The Company also expects to complete construction of ten new ultra-deepwater rigs by early-2011.

We understand that Transocean has continued to see strong demand and backlog for their services. There are high barriers to entry in the deepwater market, as new entrants need capital (in short supply due to the financial crisis), management expertise, and operational expertise. Transocean’s deepwater rigs are larger than any ship in the U.S. Navy except aircraft carriers, cost $600-$750 million to construct, and take over three years to design and build. Several of the Company’s smaller competitors have recently cancelled plans to build new rigs as energy prices moved lower and financing became harder to secure. Demand is expected to remain high and we think that there is high visibility into the availability of deepwater rigs through 2012, and good visibility even beyond that time. We believe Transocean will continue to benefit from their market leadership position in this supply/demand environment.

We believe that among the most impressive aspects of the Company is the high visibility of cash flow years into the future. The bulk of the Company’s earnings is contracted into at least 2011 (and in many cases into 2015 or beyond). Additionally, 2009 is the peak year for the Company’s capital expenditures, which should decrease by nearly $2 billion by 2011. Once the Company has reduced its debt, we believe it has the potential to pay a material special dividend and/or institute a significant share repurchase program. It may also opportunistically acquire distressed assets from smaller competitors who lack sufficient financing or operational expertise. Transocean’s free cash flow yield after all capital expenditures is expected to be in the high single digits for 2009 and in the teens or higher for 2010-2012. We find the Company currently trades inline or at a slight discount to its peers and there is potential for the Company to receive a premium multiple as debt is reduced and investors prefer the stability of a larger company with a deepwater focus.

20  The Masters’ Select Funds Trust

UBS AG – David Herro

UBS is a Swiss based financial institution that has a large private bank as well as a global investment bank. It is the world’s number two wealth manager. The company has been very negatively impacted by the current financial crisis. Specifically, within their investment bank they held in “inventory” an extremely unhealthy amount of CDO’s, CMO’s, etc. which fell dramatically in price during the financial crisis, requiring UBS to have to raise significant amounts of capital. As a result of the losses and the dilution from the new capital raises, UBS lost close to 80% of its market value. At the same time this was occurring, UBS suffered from some negative publicity surrounding tax evasion/avoidance issues within its Offshore banking business while authorities were looking into the whole issue of banking privacy.

Despite all the negatives, UBS still has an asset under management base of well over one trillion U.S. dollars and a new, far sharper management team. The current CEO, Oswald Gruebel, is a Swiss banking veteran who was responsible for the turnaround at cross-town rival Credit Suisse. We believe that he has aggressively moved to put the company on sound footing by ridding the balance sheet of bad “paper”, has raised enough capital to give them a strong Tier 1 capital position and is currently repositioning both the Private and Investment bank for profitable growth.

As far as the privacy issues are concerned, it is important to note that UBS has been moving to an “on shore” as opposed to an “off shore” banking model for some time. In fact, one of its greatest strengths is its exposure via on shore units in East Asia and the Middle East.

Though the past bad news is in the stock, it is our belief the “market” is ignoring the long-term competitive strengths of UBS as well as all of the changes occurring as evidenced by it low normalized valuation levels. Though, ultimately we would expect this business to generate a ROE of close to 15%, today it trades at just 1x consensus 2010 book value and 9x 2010 earnings.

Actelion Ltd. – Ted Tyson

Actelion is a Swiss biotech company with a leading cardiac product and an amazing near term new product pipeline. The cardiac product is Tracleer, which works on pulmonary arterial hypertension (PAH) and is producing 30% earnings growth in Europe and the U.S. and has been recently approved and introduced in Japan. In addition the company has just signed a joint venture agreement with Glaxo for the sleeping compound, Almorexant, which studies show has no follow-on side effects, particularly addiction, which is rare for a sleep compound. Glaxo estimates that sales in the medium term could exceed $4 Billion. The company is also well along in clinical trials on CRTH2, an antagonist for allergic inflammation that could be an important anti-asthma product without the scarring that now comes from inhalers. It has also had strong results for an S1P1 agonist for multiple sclerosis and arthritis which it is co-developing with Roche.

The company is financially sound, earning well over $500 million in free cash flow from Tracleer. Financing of ongoing studies will be easily covered by net cash of well over $1 Billion Swiss Francs. The company is trading on a modest P/E of 17x for 2009 which we based on expected earnings growth will drop to 13x for 2010 and less than 10x for 2011. For the strength of the pipeline, that is an extremely modest multiple. The company has recently had one odd positive bit of news. Currently 200,000 people in the U.S. and Europe suffer from PAH, but sadly, new patients are rapidly being created as a result of methamphetamine addiction. We have limited data about numbers of addict patients and do not include it in our forecasts.

Lundbergs – Amit Wadhwaney

L.E. Lundbergforetagen AB (“Lundbergs”) is a Sweden-based holding company that owns assets that can be broken down into two groups – its unlisted real estate subsidiary and its stake in publicly listed holdings. Fastighets AB L.E. Lundberg (“Fastighets”) is Lundbergs’ unlisted, wholly-owned real estate subsidiary. Fastighets is a large private real estate owner in Sweden, with a property portfolio that consists of centrally located residential, office, and retail premises, with a particular focus on major metropolitan areas and university cities. Lundbergs also holds stakes in a portfolio of listed, Swedish companies engaged in a variety of businesses, including real estate, forest products, construction, financial services, and capital goods. Included among Lundbergs’ holdings are: Hufvudstaden AB, one of Sweden’s leading real estate companies, which owns a Class-A portfolio of office and retail properties located in the Central Business Districts of Stockholm and Göteborg, the two largest cities in Sweden; Holmen AB, which produces printing paper, paperboard used for packaging, and timber, in addition to its ownership of over 1 million hectares of productive forestland as well as hydro power assets in Sweden; and Svenska Handelsbanken AB, one of the leading integrated banks in the Nordic region.

The company’s management team, led by Fredrik Lundberg, appears to follow a conservative investment approach; the company’s objective is to generate satisfactory absolute returns over the long term by investing in understandable businesses with strong market positions, solid cash flow generation, and limited financial risk. Although 2008 was (not surprisingly) a difficult year for the company – net asset value (“NAV”) declined roughly 27% during the year – Lundbergs’ long-term investment track record has been impressive. Despite the aforementioned setback in 2008, the company nonetheless managed to grow its NAV per share by an average annual rate of nearly 10% during the 10 years ended December 31, 2008; NAV per share declined during only two of those years. During that same period, Lundbergs’ average annual total shareholder return1 was nearly 16%; the company failed to generate a total shareholder return of over 20% in only three calendar years – 2001, 2007, and 2008 – and in one of those years (2001), the total return generated was over 15%.

Fund Summary  21

Lundbergs should benefit from its strong financial position; at year-end 2008, the company’s debt amounted to only 12% of the market value of its assets. This financial strength and flexibility, in addition to the said investment track record of management, should suit the company well as it evaluates potential investment opportunities in the current environment. Market concerns surrounding Nordic industrial stocks and the macro-economic environment in general enabled us to purchase shares of Lundbergs at discounts in excess of 20% to its NAV, which in turn consists of some holdings which, we believe, are trading at discounts to their respective NAV.

Potash Corp. of Saskatchewan Inc. – Bill Fries/Vinson Walden

Based in Canada, Potash Corp of Saskatchewan (POT) is the world’s largest producer of chemical fertilizers for agriculture. The firm’s products include the three primary plant nutrients of potash, phosphate and nitrogen, which are used in combination to improve agricultural yields for crops such as corn, soybeans, and sugar.

The company’s potash operations are the central component of its business, accounting for roughly two-thirds of total gross profits in 2008. The firm has a leading market position in this commodity, with over twenty percent of global potash production capacity, and Potash Corp’s low-costs reserves are mineable for over a hundred years. Global supply of potash is marked by a limited number of producers and high startup costs to commercialize a new mine. There are currently about twelve countries producing potash worldwide.

Potash Corp’s products enable farmers to produce more food from less land, and as certain long-term trends develop, there is a growing need for more efficient agricultural production. Due to population growth, urbanization, and water shortages, the amount of arable land in the world has been decreasing. At the same time, economic growth in the developing world has fostered larger diets with more protein. A pound of meat typically requires several pounds of grain to produce. Research suggests that farmers in large developing countries such as China, India, and Brazil generally use sub-optimal amounts of fertilizer and therefore their crop yields could be boosted through higher fertilizer application levels.

Despite these long-term dynamics, Potash Corp has not been immune to recent troubles in the world economy. Since 2008 lower food prices and a tightening of credit have made farmers less willing or able to apply fertilizer to their fields. Over time this could affect the soil quality. The firm has responded by reducing its potash production in an effort to balance the market, but the efficacy of such measures remains to be seen.

Based on traditional metrics like price/earnings ratio, Potash Corp is valued in the market similarly to other resource companies (as of mid- 2009). However, the company appears to benefit from long-term trends that could allow it to grow over time at an above-average rate.

1   Assuming dividend reinvestment (Source: company documents, Bloomberg).

Current and future portfolio holdings are subject to risk.

See page 71 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

22  The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 94.6%
Belgium: 3.0%
514,550	Anheuser-Busch InBev NV	$18,568,807
215,882	Nationale A Portefeuille	10,411,726
		28,980,533
Brazil: 5.5%
550,850	Banco Bradesco S.A.	8,136,054
491,247	Empresa Brasileira de Aeronautica S.A.	8,135,050
1,163,153	Gafisa S.A.	9,699,353
332,970	Itau Unibanco Banco Multiplo S.A.	5,270,915
546,600	Petroleo Brasileiro S.A.	22,399,668
		53,641,040
Canada: 4.6%
183,281	EnCana Corp.	9,066,911
193,900	Potash Corp. of Saskatchewan	18,042,395
207,906	Suncor Energy, Inc.	6,325,164
1,256,736	Viterra, Inc.*	10,917,799
		44,352,269
China: 3.3%
21,938,000	Bank Of China Ltd	10,445,252
6,101,000	China Railway Construction Corp. Ltd.	9,383,671
256,400	Ctrip.com International, Ltd.	11,871,320
		31,700,243
Denmark: 2.5%
119,565	Novo Nordisk A/S	6,460,418
249,085	Vestas Wind Systems A/S*	17,843,370
		24,303,788
France: 6.1%
540,400	AXA S.A.	10,144,807
182,527	BNP Paribas	11,835,503
151,500	Neopost S.A.	13,594,849
567,500	Publicis Groupe	17,289,143
84,330	Schneider Electric S.A.	6,419,923
		59,284,225
Germany: 1.5%
72,200	Linde AG	5,914,540
67,236	Muenchener Rueckversicherungs AG	9,067,335
		14,981,875
Guernsey: 1.8%
800,000	Amdocs Ltd.*	17,160,000

Hong Kong: 5.7%
619,000	Cheung Kong Holdings Ltd.	7,100,483
1,763,500	China Mobile Ltd.	17,657,641
6,696,811	CNOOC Ltd.	8,303,992
2,233,500	Hengan International Group Co. Ltd.	10,374,901
1,811,000	Hutchison Whampoa Ltd.	11,800,634
		55,237,651
India: 1.5%
111,292	ICICI Bank Ltd.	3,283,114
306,400	Infosys Technologies Ltd.	11,269,392
		14,552,506
Ireland: 0.9%
1,150,000	Babcock & Brown Air Ltd.	8,947,000

Israel: 4.0%
794,862	Teva Pharmaceutical Industries Ltd.	39,218,491

Japan: 11.7%
362,200	Asatsu-DK, Inc.	8,188,282
2,856,000	Daiwa Securities Group, Inc.	17,029,970
85,800	Fanuc Ltd.	6,904,573
70,200	Fast Retailing Co. Ltd.	9,172,664
1,451,000	Ichiyoshi Securities Co. Ltd.	12,052,795
2,096	Japan Tobacco, Inc.	6,564,264
684,000	Mitsui Fudosan Co. Ltd.	11,937,903
1,518,584	Nomura Holdings, Inc.	12,818,909
209,500	Rohm Co. Ltd.	15,273,100
357,000	Toyota Motor Corp.	13,586,954
		113,529,414
Luxembourg: 1.5%
258,763	Millicom International Cellular S.A.*	14,558,006

Mexico: 1.6%
1,661,029	Cemex S.A.B de C.V. - ADR	15,514,011

Norway: 0.8%
989,400	Renewable Energy Corp. A/S*	7,667,266

Poland: 1.3%
11,401,016	Netia S.A.	12,726,549

Russia: 2.3%
1,082,872	Gazprom OAO	21,928,158

Singapore: 1.3%
13,807,000	GuocoLeisure Ltd.	3,670,806
1,801,000	Keppel Corp. Ltd.	8,581,521
		12,252,327
South Korea: 2.3%
962,600	Kia Motors Corp.*	9,520,593
279,690	LG Corp.	13,370,321
		22,890,914
Spain: 1.6%
694,105	Telefonica S.A.	15,686,934

Sweden: 0.8%
3,239,800	D. Carnegie AB	0
213,458	Lundbergforetagen AB	8,033,870
		8,033,870
Switzerland: 9.1%
458,000	ABB Ltd.	7,197,534
484,253	Actelion Ltd.*	25,329,883
127,722	Lonza Group AG	12,679,950
133,400	Nestle S.A.	5,022,522
46,000	Syngenta AG	10,676,266
1,668,100	UBS AG	20,397,524
593,200	UBS AG	7,242,972
		88,546,651
Taiwan:4.1%
2,608,602	HON HAI Precision Industry Co. Ltd.	8,069,891
1,101,712	Taiwan Semiconductor Manufacturing
	Co Ltd - ADR	10,367,110
34,235,785	United Microelectronics Corp.	11,478,014
15,069,485	Yuanta Financial Holding Co. Ltd.	10,150,430
		40,065,445

Schedule of Investments  23

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares/ Par Value		Value
United Kingdom: 11.9%
315,600	BHP Billiton Plc	$7,080,936
2,571,647	Brit Insurance Holdings Plc	7,984,314
2,201,000	British Sky Broadcasting Group Plc	16,472,925
2,294,412	Carpetright Plc	21,172,569
810,000	Diageo Plc	11,611,590
830,000	GlaxoSmithKline Plc	14,587,870
1,570,400	HSBC Holdings Plc	12,980,327
3,207,336	Lloyds TSB Group Plc	3,689,328
3,492,200	Rolls-Royce Group Plc	20,765,705
		116,345,564
United States: 3.9%
1,799,500	Dell, Inc.*	24,707,135
183,056	Transocean Ltd.*	13,599,230
		38,306,365

TOTAL COMMON STOCKS
(cost $1,023,043,857)		920,411,095

RIGHTS: 0.1%
341,172	Renewable Energy Corp. A/S*	1,218,623

TOTAL RIGHTS
(cost $1,212,711)		1,218,623

SHORT-TERM INVESTMENTS: 4.9%

Eurodollar Time Deposits
$47,920,000	State Street Bank and Trust Company,
	0.01%, Due 07/01/2009	47,920,000

TOTAL SHORT-TERM INVESTMENTS
(cost $47,920,000)		47,920,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,072,176,568): 99.6%		969,549,718

Other Assets Less Liabilities: 0.4%		4,024,542

Net Assets: 100%		$973,574,260
Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non Income Producing

The accompanying notes are an integral part of these financial statements.

24  The Masters’ Select Funds Trust

Masters’ Select Value Fund Review

Masters’ Select Value Fund experienced a powerful rebound during the second quarter of 2009. For both the quarter and the first half of the year the fund delivered a very strong return while performing far better than its Russell 3000 Value Index benchmark.

Masters’ Select Value 2009 Performance through June 30
	Second Quarter	YTD (6/30)
Masters’ Select Value	25.90%	18.37%
Russell 3000 Value Index	16.81%	-3.05%

Thorough and exceptional research of company fundamentals along with disciplined execution are what we attempt to deliver with the Masters’ Select funds. If our sub-advisors, with their focus on their highest-conviction stock picks do this well, we expect to be able to generate strong long-term performance relative to our index benchmarks (and by implication, relative to index-fund competition).

As we pursue this goal, we believe Masters’ Select Value is fortunate to rely on an extremely impressive group of stock pickers who we believe are some of the best in the business. Each has many years of experience, a thoughtful and sensible investment process, a disciplined approach to executing that process, and each has achieved a high level of success as a stock picker. Three of the four sub-advisors, who are responsible for 80% (previously 75%) of the fund’s portfolio, have been part of the Masters’ Select Value portfolio management team since the fund’s inception nine years ago. Each of these three has out returned the Russell 3000 Value benchmark over the full period.i

Eventually we would like to add one or two sub-advisors to Value’s line up to add diversification, potentially smoothing out performance. However, we believe the current team is strong and the need to expand is not urgent; therefore no changes are imminent. We will only add sub-advisors who we believe are exceptionally skilled and are very likely to thrive running a concentrated, best ideas portfolio.

Masters’ Select Value had very strong relative performance in its early years and so far this year, but in between, performance did not keep pace with the benchmark. Overall, the fund has delivered near index-like long-term returns with a tiny annual performance deficit of one tenth of one percentage point (10 basis points). Matching the index is clearly not the long-term objective of this fund. We are more optimistic about relative returns going forward. The fund’s three long-standing sub-advisors have each out-returned their Russell 3000 Value benchmark and together their annualized performance averages out to be 2.35 percentage points (235 basis points) ahead of the Russell 3000 Value Index—a healthy margin of outperformance and more reflective of the type of added value we would hope to achieve over time for the overall fund. (This calculation is net of fees and based on a simple average of the returns of each manager.) Moreover, we have a very high level of confidence in Clyde McGregor, the new sub-advisor we added to the fund’s line-up nine months ago. (McGregor replaced Bill Miller.)

Portfolio Commentary

Masters’ Select Value’s performance in the first half of 2009 was impressive in terms of the bottom line result, and also because of how that result was achieved. As noted below, each of the fund’s managers outperformed their Russell 3000 Value benchmarks by a significant margin. In addition, the fund outperformed in almost every sector in which it had meaningful exposure.

Performance of managers: In the first six months of 2009, all four of the Masters’ Select Value stock pickers outperformed their respective benchmarks by margins ranging from 4% to 42%. For the six months through June 30, the individual sub-advisors’ returns ranged from a slight gain of 0.8% to a gain of 39.0%.

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who will beat their benchmarks over longer time periods. Through June 30, 2009, the three sub-advisors that have been on the fund since its inception nine years ago have achieved that goal. The other sub-advisor has not yet built a long-term record on Masters’ Select Value, but we believe, although we cannot guarantee, that he will ultimately outperform as well.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis for the first half of the year, the fund’s overall sector exposure added value relative to the Russell 3000 Value benchmark, but stock selection accounted for most of the fund’s outperformance versus the benchmark, consistent with what we expect over the long run. The fund’s large overweighting to the strong-performing technology and consumer discretionary sectors was a positive. The biggest contributors from a stock-selection perspective came from stock picks in the same two sectors, as well as telecom and energy. Not one sector was a significant detractor from performance during the period.

Leaders and laggards: The list of top ten contributors to the fund’s performance contains companies from five different sectors, but technology and consumer discretionary stocks account for seven of the names. The biggest contributor was Sun Microsystems, which received a buyout offer from database software company Oracle Systems in April. Mason Hawkins owned Sun, which gained over 140% and added nearly four percentage points to the fund’s performance during the first half. The second biggest contributor, Liberty Media, which is owned by two of our managers, added approximately three and half percentage points of performance. Level 3 Communications, Virgin Media, and Dell added roughly two percent each. The biggest detractor from performance was media company News Corp, which detracted one percentage point from returns. Fairfax Financial, Tyco Electronics, and Capital One Financial cost the fund about a half percent each. As of June 30, 2009, eight of the ten top-performing stocks and eight of the ten bottom-performing stocks remained in the portfolio. Sun Micro was sold before quarter-end.

Fund Summary  25

See the table on page 27 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Value for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Please see page 29 for sub-advisor discussion on selected Value portfolio stocks.

Portfolio mix: There were only small changes to the fund’s sector exposures during the first half of the year. Consumer discretionary stocks still accounted for the fund’s largest sector exposure at 23.9%, although that was down from 28.8% at the beginning of the year. This sector also reflects the fund’s largest overweighting relative to the Russell 3000 Value benchmark, which has 9.2% in the sector. The fund’s second largest sector exposure is to financials at 14.0% (versus 23.7% for the benchmark). The fund’s other significant sector weightings include health care (13.0% versus 9.6% for the benchmark), consumer staples (10.8% versus 5.6% for the benchmark), and technology (9.8% versus 5.4% for the benchmark). The fund also remains heavily underweighted to energy at 6.8% versus 18.6% for the benchmark.

The fund’s exposure to domestic large-cap stocks rose during the first half of the year to 38%ii, while foreign stocks and domestic mid-cap stocks accounted for 32% and 21% of the fund, respectively. Small-cap stocks dropped to 3% of the portfolio. At the end of June the fund’s cash position was 5.3%.

Please see page 28 for a breakout of the fund’s sector and market-cap exposures.

Capital Gains Distributions Not Expected

A silver lining from the worst bear market since the 1930s is that the fund has a sizable capital loss carry forward, in addition to current year realized losses, and unrealized losses at the portfolio level. So despite Value’s strong performance so far this year, realized and unrealized capital losses equal 95% of the June 30, 2009 net assets. This suggests that it is extremely unlikely that the fund will distribute capital gains in 2009 or 2010 and possibly beyond.

Looking Ahead

Based on history, analysis, and feedback from our sub-advisors, we believe the next few years may be a period in which skilled stock pickers find it easier (than is normally the case) to outperform their benchmarks. This is the positive side of our message. But at the same time we don’t want to suggest that we believe high market-level returns are likely. We believe the stock market is fairly valued from a very long-term standpoint, but that we are likely to continue to face a very challenging economic environment for several years—an environment that could result in shorter periods of both good and bad market-level returns. Nevertheless, with the benefit of skilled stock picking we believe good returns that are above the market level are realistic over the next five years. If we are right and are able to deliver it is not likely to be a smooth ride nor will it be easy to know exactly when the good returns will come. As significant investors in Masters’ Select Value, we will ride the ups and downs with you, with the expectation of being rewarded over time.

[i]
The managers and their inception dates are: Franklin Mutual Team (6/30/2000), Mason Hawkins (6/30/2000), Bill Nygren (6/30/2000), and Clyde McGregor (10/1/2008). The performance of each manager is measured against the Russell 3000 Value Index.

ii	Note that as of June 30, 2009 we define large cap stocks as those with market caps above $12.2 billion, small caps as below $1.7 billion, and mid caps as between $1.7 and $12.2 billion.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

26  The Masters’ Select Funds Trust

Masters’ Select Value Fund Leaders and Laggards

Masters’ Select Value Fund Contribution By Holding
For the Six Months Ended June 30, 2009

Top Contributors
Company	Contribution %
Sun Microsystems, Inc.	3.94%
Liberty Media Corp. – Entertainment	3.39%
Level 3 Communications, Inc.	2.29%
Virgin Media, Inc.	1.90%
Dell, Inc.	1.60%
CVS Caremark Corp.	1.17%
Liberty Media Corp. – Interactive	1.15%
Chesapeake Energy Corp.	0.97%
LSI Corp.	0.93%
Discovery Communications, Inc.	0.71%

Bottom Contributors
Company	Contribution %
News Corp.	(1.00%)
Fairfax Financial Holdings Ltd.	(0.80%)
Tyco Electronics Ltd.	(0.54%)
Capital One Financial Corp	(0.44%)
MDS, Inc.	(0.38%)
Snap-on, Inc.	(0.33%)
Japan Tobacco, Inc.	(0.25%)
Berkshire Hathaway, Inc.	(0.25%)
Rhoen-Klinikum AG	(0.22%)
Deutsche Boerse AG	(0.16%)

Fund Summary  27

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	30%	All sizes	Value
Clyde McGregor	Harris Associates L.P.	20%	Mostly mid- and large-sized companies	Value
Bill Nygren	Harris Associates L.P.	20%	Mostly large and mid-sized companies	Value
Anne Gudefin/ Peter Langerman	Franklin Mutual Advisers, LLC	30%	All sizes	Value

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

*  Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 3000 Value Index
Consumer Discretionary	23.9%	9.2%
Consumer Staples	10.8%	5.6%
Energy	6.8%	18.6%
Finance	14.0%	23.7%
Health Care & Pharmaceuticals	13.0%	9.6%
Industrial	3.2%	10.5%
Technology	9.8%	5.4%
Telecom	7.4%	5.9%
Utilities	0.0%	7.7%
Materials	5.8%	3.8%
Cash Equivalents & Other	5.3%	0.0%
	100.0%	100.0%

28  The Masters’ Select Funds Trust

Masters’ Select Value Fund Stock Highlights

CVS Caremark Corp. – Peter Langerman

CVS Caremark is the product of a 2007 merger of the retail drugstore chain CVS and the pharmacy benefit manager (“pbm”) Caremark. Based in Rhode Island, the company is the largest provider of prescriptions and related health care services in the U.S., filling or managing over one billion prescriptions annually through 6,900 retail drugstores and the pbm division.

We believe that the chain drugstore and pbm divisions are attractive, defensive businesses that can perform well in a variety of economic conditions. Chain drugstores have historically enjoyed above average industry sales growth offering consumables and prescriptions in a convenient location. PBMs have also enjoyed significant sales growth due to cost containment efforts and favorable demographics.

The company benefits from scale in both of its businesses. The drugstore division has a multi-regional footprint with strong share in many markets, enabling it to leverage much of its fixed cost base. With almost 16% of prescriptions in the U.S., it also has considerable scale in the procurement of branded and generic drugs.

CVS Caremark also benefits from recent trends in the healthcare industry. One trend is the market share shift to generic drugs as retailers and pbms earn more profit when filling a generic versus a branded prescription. Another trend that should benefit the company is the legislative effort to expand healthcare coverage for the current uninsured portion of the U.S. population.

The company has a strong management team and balance sheet and trades at a very attractive valuation. Management has a solid record of integrating acquisitions and delivering cost savings. They have been quite disciplined with free cash flow by repurchasing stock when alternative investment opportunities are not available. Some investors remain skeptical about the combination of a retail drugstore and pbm business. However, with the stock trading at a valuation of around 12 times estimated 2009 earnings per share and at a significant discount to the sum of the parts of the two divisions, we believe the shares represent a compelling investment opportunity with limited downside.

Medtronic Inc. – Bill Nygren

Medtronic (MDT) is the largest medical device company in the world with almost $15B in sales and the leading market position in pacemakers, implantable defibrillators, spinal products, neurological devices, and insulin pumps. Medtronic shares have spent the better part of this decade growing into what was a challenging valuation in 2000 at more than 50 times earnings. Over the last nine years, earnings per share have almost tripled while the stock price has been halved. We view today’s price at 10x current year earnings as very unchallenging, particularly given Medtronic’s competitive strength in businesses with well above average growth and returns.

A few company specific issues, beginning with the recall of a defibrillator lead almost two years ago, have led to modest market share erosion. It is not uncommon, however, for device companies to experience some market share loss after a safety issue and/or when a product platform nears end of life. Medtronic’s more than 20% discount to its closest peers suggests this trend will continue. However, we believe the market share losses are at or near stabilization and new products such as MRI-safe pacemakers and the next generation spine product suite greatly improve the prospects of regaining lost market share in the coming years.

U.S. healthcare reform is an oft-cited and appropriate concern. While uncertainties no doubt exist, we believe MDT is well-positioned to deal with less favorable reimbursement schemes. First, management is not standing still. Almost two years ago, Medtronic began a company-wide effort to reduce product costs 25% and implemented SAP globally which exposed meaningful cost saving opportunities. Second, MDT is thriving outside the U.S. where government-run healthcare is the norm. For example, Medtronic products are approved and reimbursed regularly in the U.K. where economics are given far more weight in product approval and reimbursement decisions. In Germany, where there are significant government imposed price pressures, MDT and its competitors have scaled back the sales and service model to maintain margins. Lastly, clinical evidence suggests the vast majority of Medtronic’s devices save and/or greatly improve lives typically after other methods of treatment have either been exhausted or do not exist. As such, we believe there is less risk that many of Medtronic’s device procedures are rationed away should the U.S. transition to government sponsored healthcare.

MDT is selling at a significant discount to our assessment of a growing per share value and more than fully discounts recent execution issues and the risk of U.S. healthcare reform.

Kirby Corporation (KEX) – Clyde McGregor

KEX is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 10.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 71 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  29

Masters’ Select Value Fund Leaders and Laggards
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 94.7%
Consumer Discretionary: 23.9%
26,000	Advance Auto Parts, Inc.	$1,078,740
90,000	H&R Block, Inc.	1,550,700
73,200	Discovery Communications, Inc.*	1,502,796
213,000	Liberty Media Corp. - Entertainment*	5,697,750
216,500	Liberty Media Corp. - Interactive*	1,084,665
31,200	Mohawk Industries, Inc.*	1,113,216
59,700	Snap-on, Inc.	1,715,778
39,000	Time Warner, Inc.	982,410
62,500	Viacom, Inc. - Class B*	1,418,750
333,627	Virgin Media, Inc.	3,119,412
153,000	Walt Disney Co. (The)	3,569,490
		22,833,707
Consumer Staples: 10.8%
128,980	CVS Caremark Corp.	4,110,593
119,349	Imperial Tobacco Group Plc	3,097,883
1,002	Japan Tobacco, Inc.	3,138,069
		10,346,545
Energy: 6.8%
175,000	Chesapeake Energy Corp.	3,470,250
29,500	EnCana Corp.	1,459,365
988	NRG Energy, Inc.*	25,649
41,300	XTO Energy, Inc.	1,575,182
		6,530,446
Financials: 14.0%
65,000	Bank of America Corp.	858,000
777	Berkshire Hathaway, Inc. - Class B*	2,249,982
37,000	Capital One Financial Corp.	809,560
332,000	Cheung Kong Holdings Ltd.	3,804,720
36,180	Deutsche Boerse AG	2,804,042
11,200	Fairfax Financial Holdings Ltd.	2,794,288
		13,320,592
Health Care, Pharmaceuticals & Biotechnology: 13.0%
48,000	Bristol Myers Squibb Co.	974,880
39,500	Covidien Ltd.	1,478,880
53,800	Kinetic Concepts, Inc.*	1,466,050
23,200	Laboratory Corp of America Holdings*	1,572,728
245,200	MDS, Inc.*	1,309,368
40,000	Medtronic, Inc.	1,395,600
151,310	Rhoen Klinikum AG	3,339,029
34,000	Schering Plough Corp.	854,080
		12,390,615
Industrials: 3.2%
48,600	Kirby Corp.*	1,544,994
35,900	Rockwell Collins, Inc.	1,498,107
		3,043,101
Materials: 5.8%
270,507	Cemex S.A.B. de C.V. - ADR	2,526,535
97,302	Weyerhaeuser Co.	2,960,900
		5,487,435

Shares/ Par Value		Value
Technology: 9.8%
75	Comdisco Holding Co., Inc.*	$548
394,000	Dell, Inc.*	5,409,620
70,000	eBay, Inc.*	1,199,100
81,000	Intel Corp.	1,340,550
65,000	Texas Instruments, Inc.	1,384,500
		9,334,318
Telecommunication Services: 7.4%
209,590	Koninklijke KPV NV	2,879,388
2,783,708	Level 3 Communications, Inc.*	4,203,399
		7,082,787

TOTAL COMMON STOCKS
(cost $108,250,487)		90,369,546

PREFERRED STOCKS: 0.0%

Telecommunication Services
54	PTV, Inc.	13

TOTAL PREFERRED STOCKS
(cost $0)		13

SHORT-TERM INVESTMENTS: 5.4%

Eurodollar Time Deposits
$5,141,000	State Street Bank and Trust Company,
	0.01%, Due 07/01/2009	5,141,000

TOTAL SHORT-TERM INVESTMENTS
(cost $5,141,000)		5,141,000

TOTAL INVESTMENTS IN SECURITIES
(cost $113,391,487): 100.1%		95,510,559

Liabilities in Excess of Other Assets: (0.1%)		(79,345)

Net Assets: 100%		$95,431,214

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non Income Producing

The accompanying notes are an integral part of these financial statements.

30  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Review

Like the other Masters’ Select funds, Masters’ Select Smaller Companies Fund experienced a powerful rebound during the second quarter of 2009. For both the quarter and the first half of the year the fund delivered an extremely strong return while also performing far better than its Russell 2000 benchmark.

Masters’ Select Smaller Companies 2009 Performance through June 30
	Second Quarter	YTD (6/30)
Masters’ Select Smaller Companies	31.77%	17.05%
Russell 2000 Index	20.69%	2.04%

Since the inception of Masters’ Select Smaller Companies six years ago it trails its benchmark, primarily due to poor relative performance in 2006 and 2008.

Thorough and exceptional research of company fundamentals along with disciplined execution are what we attempt to deliver with the Masters’ Select funds. If our sub-advisors, with their focus on their highest-conviction stock picks do this well, we expect to be able to generate strong long-term performance relative to our index benchmarks (and by implication, relative to index-fund competition).

In our pursuit of this goal we have made two changes in the sub-advisor team (in 2006 and 2007). With that behind us, as we pursue the fund’s performance objective we believe Masters’ Select Smaller Companies is fortunate to rely on an impressive group of stock pickers who we believe are some of the best in the business. Each has many years of experience, a thoughtful and sensible investment process, a disciplined approach to executing that process, and each has achieved a high level of success as a stock picker. Three of the sub-advisors, who are responsible for 60% of the fund’s portfolio, have been part of the Masters’ Select Smaller Companies management team since the fund’s inception six years ago (Bob Rodriguez, Dick Weiss and Bill D’Alonzo). Weiss and D’Alonzo have also been part of Masters’ Select Equity for over 12 years and their success with a similar mandate for that fund contributed to our decision to include them in the Smaller Companies sub-advisor group.

Portfolio Commentary

Masters’ Select Smaller Companies’ performance in the first half of 2009 was impressive in terms of the bottom line result, and also because four of the fund’s five sub-advisors significantly outperformed their benchmarks.i

Performance of managers: As noted above, in the first half of 2009, four of the five Masters’ Select Smaller Companies stock pickers outperformed their respective benchmarks by significant margins. For these four, the average margin of outperformance was 20.83 percentage points (2083 basis points). For the six months through June 30, the individual sub-advisors’ returns ranged from a loss of 7.7% to a gain of 25.1%.

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who will beat their benchmarks over longer time periods. Through June 30, 2009, two of the three sub-advisors that have been with the fund since its inception six years ago have achieved that goal. The other sub-advisor with a long-term track record is trailing his benchmark by a small margin. The other two sub-advisors have not yet built a long-term record with Masters’ Select Smaller Companies, but we believe, although we cannot guarantee, that they will ultimately outperform as well.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis for the first half of the year, the fund’s overall sector exposure added value relative to the Russell 2000 benchmark, but stock selection accounted for most of the fund’s relative outperformance, consistent with what we expect over the long run. The fund’s large overweighting to the consumer discretionary sector, which gained more than 22% during the first six months of the year, was a positive. Also, the fund’s underweighting to financials, which lost 18% in the first half of 2009, added value. The biggest contributors from a stock selection perspective came from stock picks in the consumer staples, energy, materials, utilities and financial sectors.

Leaders and laggards: The list of top ten contributors to the fund’s performance contains companies from six different sectors, but consumer discretionary stocks account for half of those names. Notably, the team from RCB (Jeff Bronchick and Tom Kerr, who joined the fund approximately a year ago) was responsible for the four stocks that contributed the most value during the first half of the year including Central Garden & Pet, Spartech, AES, and Liberty Media Corp. Those four stocks alone added about seven and a half percentage points to performance. The biggest detractor from performance was health and life insurance company Conseco, which was owned by two sub-advisors and detracted two and a half percentage points from returns. As of June 30, 2009, all of the ten top-performing stocks and only one of the ten bottom-performing stocks remained in the portfolio.

See the table on page 33 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Smaller Companies for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Please see page 35 for sub-advisor discussions of selected Smaller Companies portfolio holdings.

Portfolio mix: There were only minor changes to the fund’s sector exposures during the first half of the year. Consumer discretionary stocks still accounted for the fund’s largest sector exposure at 23.1%, which was a 10.1% overweighting relative to the benchmark. The fund’s second largest sector exposure was to technology at 17.7% (versus 19.7% for the benchmark). The fund’s other significant sector weightings included energy (12.3% versus 4.5% for the benchmark), financials (11.8% versus 19.5% for the benchmark), and industrials (10.4% versus 16.0% for the benchmark).

Fund Summary  31

The fund’s exposure to small-cap stocks, as defined by the Russell indexes, declined during the first half of the year from 77% (as of December 31, 2008) to 55%ii, while mid-cap stocks increased from 14% to 30% (mostly in smaller mid-caps). This shift was partly due to the index parameters for mid-cap shifting lower, and partly due to some of the fund’s small-cap stocks appreciating up into the low end of the market-cap range for mid-caps. The categorization change does not reflect any shift in focus and was not primarily driven by new investments in mid-cap stocks. The remainder of the portfolio was comprised of foreign stocks at 9% and cash at 6%.

Please see page 34 for a breakout of the fund’s sector and market-cap exposures.

Capital Gains Distributions Not Expected

A silver lining from the worst bear market since the 1930s is that the fund has a sizable capital loss carry forward, in addition to current-year realized losses, and unrealized losses at the portfolio level. So despite Smaller Companies’ strong performance so far this year, realized and unrealized capital losses equal to 167% of the June 30, 2009 net assets. This suggests that it is extremely unlikely that the fund will distribute capital gains in 2009 or 2010 and probably beyond.

Looking Ahead

Based on history, analysis, and feedback from our sub-advisors, we believe the next few years may be a period in which skilled stock pickers find it easier (than is normally the case) to outperform their benchmarks. This is the positive side of our message. But at the same time we don’t want to suggest that we believe high market-level returns are likely. We believe the stock market is fairly valued from a very long-term standpoint, but that we are likely to continue to face a very challenging economic environment for several years—an environment that could result in shorter periods of both good and bad market-level returns. Nevertheless, with the benefit of skilled stock picking we believe good returns that are above the market level are achievable over the next five years. If we are right and are able to deliver, it is still not likely to be a smooth ride nor will it be easy to know exactly when the good returns will come. As significant investors in Masters’ Select Smaller Companies, we will ride the ups and downs with you, with the expectation of being rewarded over time.

[i]
The managers and their respective inception dates and benchmarks are: Jeff Bronchick (6/8/2007): Russell 2000 Value Index; Bill D’Alonzo (6/30/2003): Russell 2000 Growth Index; Bob Rodriguez (6/30/2003): Russell 2000 Value Index; Tucker Walsh (7/17/2006): Russell 2000 Growth Index; Dick Weiss (6/30/2003): Russell 2000 Index.

ii	Note that as of June 30, 2009 we define large cap stocks as those with market caps above $12.2 billion, small caps as below $1.7 billion, and mid caps as between $1.7 and $12.2 billion.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

32  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Leaders and Laggards

Masters’ Select Smaller Companies Fund Contribution by Holding
For the Six Months Ended June 30, 2009

Top Contributors
Company	Contribution %
Central Garden & Pet Co.	2.20%
Spartech Corp.	2.13%
AES Corp.	1.62%
Liberty Media Corp. – Interactive	1.46%
Signet Jewelers Ltd.	1.15%
Jarden Corp.	1.06%
Charming Shoppes, Inc.	1.06%
Community Health Systems, Inc.	1.05%
Foot Locker, Inc.	1.01%
DTS, Inc.	0.89%

Bottom Contributors
Company	Contribution %
Conseco, Inc.	(2.67%)
Psychiatric Solutions, Inc.	(1.54%)
Questcor PharmaceuticaIs, Inc.	(1.02%)
SPDR Series Trust	(0.46%)
Fisher Communications, Inc.	(0.45%)
Cablevision Systems Corp.	(0.43%)
Exterran Holdings, Inc.	(0.41%)
NetScout Systems, Inc.	(0.41%)
Barzel Industries, Inc.	(0.34%)
New Oriental Education & Technology Group, Inc.	(0.34%)

Fund Summary  33

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick/ Tom Kerr	Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth
Robert Rodriguez/ Dennis Bryan/ Rikard Ekstrand	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

By Asset Class

Market Capitalization:
Micro-Cap < $375 million
Small-Cap $375 million - $1.7 billion
Small/Mid-Cap $1.7 billion - $2.7 billion
Mid-Cap $2.7 billion - $12.2 billion
Large-Cap $12.2 billion - $50 billion

*  Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 2000 Index
Consumer Discretionary	23.1%	12.9%
Consumer Staples	3.6%	3.5%
Energy	12.3%	4.5%
Finance	11.8%	19.5%
Health Care & Pharmaceuticals	10.0%	15.1%
Industrials	10.4%	16.0%
Technology	17.7%	19.7%
Telecom	0.0%	1.3%
Utilities	2.4%	3.6%
Materials	2.6%	3.8%
Cash Equivalents & Other	6.1%	0.0%
	100.0%	100.0%

34  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Stock Highlights

Jo-Ann Stores Inc. – Robert Rodriguez, Dennis Bryan and Rikard Ekstrand

Jo-Ann Stores, Inc. (JAS) operates as a specialty retailer of fabric and crafts in the United States. Customers are familiar with stores under the names of Jo-Ann Fabrics and Craft Stores, larger-format stores, and Jo-Ann Stores, smaller-format stores. As of January 2009, JAS operated 554 small-format and 210 large-format stores in 47 states. The small-format stores offer a complete selection of fabric and a convenient assortment of crafts, artificial floral, finished seasonal and home décor merchandise. They average approximately 14,700 square feet and generated average net sales per store of approximately $1.5 million in fiscal 2009. The large-format stores offer an expanded and more comprehensive product assortment than the small-format stores. The large-format stores also generally offer custom framing and educational programs that the small-format stores do not. They average approximately 37,400 square feet and generated average net sales per store of approximately $4.7 million in fiscal 2009.

Prior to 1996, when the company hired its current CEO, Darrell Webb, who is the former head of store operations for the successful Fred Meyer chain, a unit of Kroger Co., JAS had some inconsistent operating results. Over the last three years, Mr. Webb and his management team have been installing and improving JAS’s information systems, refining store operating procedures, and updating the stores’ merchandise mix. These improvements have bolstered the company’s competitive position versus other retailers.

The competitive landscape is also tilting toward JAS now that Wal-Mart has scaled back, and continues to reduce its square footage assigned to fabrics and sewing accessories. The only other major national retailer that has a large arts and craft presence is Michaels Stores. However, Michaels is now highly leveraged due to the company selling itself to Private Equity buyers a couple of years ago. It is unlikely that Michaels will be rapidly expanding its store base while its balance sheet is encumbered by a large debt load. Thus, JAS is in position to capture attractive real-estate locations at what should be very economical rents, given the current state of retail bankruptcies and store closures.

Despite the challenging economic and retail environment, we believe JAS is on track to continue to improve its operating performance. For example, in the latest quarterly report (April 2009), JAS nearly doubled its operating profit margin to 3.2% from 1.7% achieved in the prior year’s same quarter. Clearly, one quarter does not make a trend, but JAS has posted improvements in operating performance over the last couple of years. Thus, the stock has rallied and is now trading above $20 a share.

Our three-year outlook for JAS is that we believe the company can earn approximately $2.00 in EPS. This can be achieved by JAS increasing its operating margin to 4% and sales to $2.2 billion. While we still maintain a sizable weighting in the stock and believe Mr. Webb and his team are executing well, we have reduced our investment in JAS with the stock trading above $20. This is consistent with our reductions in other consumer-oriented companies over the last couple of years.

ICON Plc – Bill D’Alonzo

Shares of contract research organizations (CROs) declined late last year as deteriorating conditions crimped demand from drug companies and biotech firms. For most CROs, March-quarter earnings results reflected withering prospects. For ICON plc, the situation was an opportunity to outperform its competition.

NASDAQ-listed ICON plc provides outsourced research and development services to pharmaceutical companies, biotechnology firms, medical device makers and government agencies. Offering a full array of clinical trial and central laboratory services, the company’s 71 locations in 38 countries give it global reach. Revenues grew 27 percent to $884 million in the 12 months through March, making ICON the fourth-largest CRO.

ICON grew March-quarter earnings 25 percent, beating estimates for the sixth consecutive quarter. Net new business increased by $265 million, improving visibility into the company’s outlook.

Although there have been clinical trial delays amid tough economic conditions, the long-term trend driven by drug companies outsourcing to CROs and focusing on drug discovery and marketing remains firmly intact. ICON’s globally distributed resources, established customer relationships and reputation for quality and timely work position it to continue to win market share in this expanding field.

The Friess Associates team recently spoke with Chief Financial Officer Ciaran Murray about ICON’s growing relationship with Eli Lilly. In June, ICON entered a strategic partnership to manage Eli Lilly’s clinical trial site set up and monitoring in Europe. The announcement followed Eli Lilly’s decision in November to select ICON to manage its clinical data management business outside the United States.

The Friess Associates team bought ICON shares at less than 16 times 2009 earnings estimates and less than 14 times 2010 estimates. Wall Street estimates forecast 7 percent earnings growth this year, followed by 15 percent growth in 2010.

Washington Post Company – Jeffrey Bronchick/Thomas Kerr

The Washington Post Company is a diversified education and media company whose key segments include higher education & professional training, cable TV systems, and broadcast television. They also happen to have a newspaper business, which appears to be obscuring investor focus from the fact that the Kaplan education segment has in recent years grown to become the largest segment in terms of growth and profit contribution. Our research suggests that the Kaplan division on its own is worth more than the entire enterprise value of the company at current prices, a value that will be recognized if management can continue Kaplan’s growth trajectory and minimize the value bleed from its traditional media businesses.

Kaplan is largely driven by the higher education division - for-profit colleges that target older or working adults. Although traditionally a good growth business filling a niche not covered by traditional state colleges and benefitting from the secular shift away from blue-collar jobs, the recent economic downturn and subsequent higher unemployment has pushed growth rates even higher as the unemployed seek advancement in their education to improve their job prospects. Kaplan is also a leader in the more cyclical testing and training business with offerings related to college entrance exams, K-12 assessment and development programs, and professional training courses.

Fund Summary  35

The cable television business represents the second largest segment and operates under the name Cable One serving 720,000 subscribers in midwestern, western and southern states. The growth dynamics of the cable business is still strong due to multiple revenue sources from video, broadband, telephony, and small business services. This segment has held up well in the current economic downturn as people have traveled less and spent less discretionary income on out-of-the-home entertainment.

The smaller broadcast television and magazine businesses are facing both cyclical and secular issues, but continue to generate solid free cash flow. That leaves The Washington Post newspaper segment. We are not a fan of the newspaper industry for obvious reasons, but along with The New York Times and The Wall Street Journal, The Washington Post is arguably one of the only three newspapers in the country to have long-term brand staying power – and has a value greater than zero. The transition to digital media from traditional print media for newspapers may be long and rocky, yet The Washington Post newspaper has the brand, editorial reputation, and management team to see this transition through over the long-term. The Company is also an interesting test case of the investment management industry’s self-proclaimed ability to intelligently allocate capital over the long term, with well noted luminaries like Warren Buffett and Tom Gayner on the Board.

The current market price of the Washington Post Company suggests old media valuations with the stock valuing Kaplan Inc. at a low multiple on its own, implying negative values for the rest of the company. We see the potential for material appreciation in the equity as the market begins to appreciate the difference between “the name” and the underlying value of the collective businesses.

Diebold Inc. – Dick Weiss

Diebold manufactures installs and markets automated self-service transaction systems, electronic and physical security products, election systems and software. Diebold operates under three segments. Financial self-service product segment offers an integrated line of self-service banking products and Automated Teller Machines. Physical Security and Facility Products division designs and manufactures financial service solutions offerings, including the RemoteTeller System, safe deposit boxes and safes and drive up banking equipment. Election systems/lottery segment provides electronic voting systems and lottery machines.

Over the last few years, banks have begun an ATM replacement cycle reflecting an industry move towards deposit automation and teller automation. These new ATMs are more user friendly which should help attract new customers and deposits and improve customer satisfaction. They also require less bank employee interaction which should lead to banks being able to reduce staff. While the replacement cycle has slowed given the recent economic weakness, we believe the cycle has been delayed not cancelled. Interestingly, large banks continue to roll out new ATMs with deposit automation, while smaller banks have pulled back on their spending. Longer term, however, regional banks can delay purchase only so long before they will start to lose customers and deposits to the larger national banks with more up to date ATM networks.

Besides the replacement cycle, there are a several Diebold specific factors that should help the stock outperform the market. About 55% of Diebold’s revenue is derived from long term service contracts that tend to remain resilient despite the economic stress. Diebold has also continued to cut costs during the down turn to better position the company for a recovery. The company has begun to broaden the services it offers to banks. For example, DBD will provide outsourced management of a bank’s entire ATM network. It is also working on ways to enter new markets such as providing mobile banking solutions and other processing services to banks. There has been a trend of banks looking to outsource more non-bank functions in an effort to cut costs; Diebold may be well positioned to offer banks a variety of solutions. At this point, these new services are a relatively small part of their overall business, but they represent a key part of DBD’s longer term growth strategy.

A competitive analysis of the ATM market finds it to be attractive. There are 3 main global competitors, each with roughly 1/4 of the total market. In the U.S., Diebold operates in a duopoly and is able to maintain high barriers to entry with its national service network and strong brand reputation. Diebold has also seen strong international growth and believe that they are positioned well in developed economies for replacement and service as well as the emerging markets where ATM networks are expanding.

Diebold anticipates earnings per share of $1.70 – 2.00 per share in 2009 compared to 2008 earnings of $2.69 due to delays in regional banks spending and weaker international markets. We expect a fairly meaningful recovery in earnings in 2010 as they benefit from additional cost cutting and a recovery in orders from banks for new ATMs with deposit automation. The stock is attractive at 60% of its private value or less than 12x the 2010 consensus EPS. A dividend yield of 4% provides an additional cushion to the downside.

Green Mountain Coffee Roasters – Tucker Walsh

Green Mountain Coffee Roasters1 (GMCR) is a leading specialty coffee roaster and marketer of Keurig one cup brewers and K-Cups. The company operates in two wholly owned business segments: Green Mountain Coffee, which sells over 100 coffee varieties and Keurig. Over the last two years, Keurig has become a household name as Keurig brewers and single serve K-Cups are now featured in thousands of office buildings and nearly 20,000 retailers in the United States.

36  The Masters’ Select Funds Trust

Copper Rock believes GMCR is a highly attractive, long term investment candidate for three primary reasons. First, Keurig’s unique brewing system has taken nearly the entire market share in single cup brewing and has become the standard in the industry. During the holiday period of 2008, Keurig brewers took nearly a 20% share of the total dollars spent on coffee brewers. Further, Keurig has recently signed licensing agreements with some of the largest brewer manufacturers in the world, such as Cuisinart and Mr. Coffee, that we believe allows them to manufacture single cup brewers with Keurig technology. These types of agreements will allow GMCR to execute on what we believe is the second piece of the investment thesis: greater overall market penetration and increased sell through of K-Cups. With over 90 million U.S. coffee brewing households replacing 20 million brewers per year, GMCR has ample opportunity to expand its current 3% share of consumer placements. GMCR will also see increased access to these households, as they continue to sign distribution agreements with major retailers, including Wal-Mart. As GMCR’s share of installed brewers grows, recurring revenue K-Cup sales will drive the earnings power of the company significantly higher than current levels. This earnings power is driven not only by the sales growth associated with K-Cups, but also by the margin improvements that are the third part of the thesis. Similar to the Gillette “Razor/Razor Blade” model, GMCR achieves 0% margin on brewer sales and significant margin on K-Cup sales. Thus, as brewer installments grow, high margin K-Cup sales will grow and drive up operating margins. In addition, GMCR is driving current year margin expansion, despite explosive brewer growth, through strict management of selling, general and administrative costs.

While the brand is strong and market penetration is increasing rapidly, GMCR is not without risk. The primary risk is the stock’s current perceived valuation and high investor expectations. However, Copper Rock is valuing GMCR based on long-term earnings potential and would look to take advantage of any short term fluctuations around earnings reports. Another key risk associated with GMCR is the current consumer led recession in the U.S., which might impact household spending on discretionary items. Additionally, other competitive technologies could emerge or our estimates around K-Cup usage per day could prove too optimistic.

Long term, Copper Rock expects the Keurig brand to secure significant market share in the at home brewing market. This fact, combined with consistent daily usage of K-Cups lead Copper Rock to believe there is significant opportunity for GMCR to grow earnings over the next 3-5 years.

1  Green Mountain Coffee Roasters was added to the portfolio on July 2, 2009.

See page 71 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  37

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 93.9%
Consumer Discretionary: 23.1%
8,600	Buckle, Inc. (The)	$273,222
286,000	Charming Shoppes, Inc.*	1,063,920
66,000	Cooper Tire & Rubber Co.	654,720
51,584	Corinthian Colleges, Inc.*	873,317
456,000	dELiA*s, Inc.*	1,085,280
52,500	Foot Locker, Inc.	549,675
98,322	Grand Canyon Education, Inc.*	1,649,843
57,500	Jarden Corp.*	1,078,125
45,700	Jo-Ann Stores, Inc.*	944,619
382,300	Liberty Media Corp - Interactive*	1,915,323
42,000	Red Robin Gourmet Burgers, Inc.*	787,500
61,870	Scientific Games Corp.*	975,690
37,395	Signet Jewelers Ltd.	778,564
35,110	Time Warner Cable, Inc.	1,111,934
4,000	Washington Post Co.	1,408,720
350,000	Wendy’s/Arby’s Group, Inc.	1,400,000
		16,550,452
Consumer Staples: 3.6%
166,000	Central Garden and Pet Co.*	1,635,100
35,200	Diamond Foods, Inc.	982,080
		2,617,180
Energy: 12.3%
74,330	Atwood Oceanics, Inc.*	1,851,560
65,800	BJ Services Co.	896,854
37,500	Continental Resources, Inc.*	1,040,625
32,000	Forest Oil Corp.*	477,440
84,700	Patterson-UTI Energy, Inc.	1,089,242
162,100	Rosetta Resources, Inc.*	1,418,375
68,900	Rowan Companies, Inc.*	1,331,148
28,500	Smith International, Inc.	733,875
		8,839,119
Financials: 11.8%
26,000	Allied World Assurance Company
	Holdings, Ltd.	1,061,580
400,000	Chimera Investment Corp.	1,396,000
465,500	Conseco, Inc.*	1,103,235
2,550	IBERIABANK Corp.	100,495
17,500	Mercury General Corp.	585,025
70,365	MSCI, Inc.*	1,719,721
11,000	White Mountains Insurance Group Ltd	2,518,010
		8,484,066
Health Care: 10.0%
13,000	Cephalon, Inc.*	736,450
32,500	Community Health Systems, Inc.*	820,625
50,660	Conceptus, Inc.*	856,154
46,000	ICON Plc - ADR*	992,680
21,193	Illumina, Inc.*	825,256
67,000	Merit Medical Systems, Inc.*	1,092,100
30,500	SXC Health Solutions Corp.*	775,310
55,360	Zoll Medical Corp.*	1,070,662
		7,169,237

Shares/ Par Value		Value
Industrials: 10.4%
55,652	Alaska Air Group, Inc.*	$1,016,205
16,900	Clean Harbors, Inc.*	912,431
79,870	GrafTech International Ltd.*	903,330
20,000	Northwest Pipe Co.*	695,200
18,500	Republic Services, Inc.	451,585
41,300	Stanley, Inc.*	1,357,944
62,000	Sykes Enterprises, Inc.*	1,121,580
74,900	Trinity Industries, Inc.	1,020,138
		7,478,413
Information Technology: 17.7%
33,820	ArcSight, Inc.*	600,981
550,000	ARM Holdings Plc	1,083,372
20,800	Arrow Electronics, Inc.*	441,792
61,800	Avnet, Inc.*	1,299,654
52,710	Blackboard, Inc.*	1,521,211
15,500	CACI International, Inc.*	662,005
22,000	Diebold, Inc.	579,920
33,159	DTS, Inc.*	897,614
460,000	Extreme Networks, Inc.*	920,000
48,490	GSI Commerce, Inc.*	690,982
32,300	Monolithic Power Systems, Inc.*	723,843
60,400	Polycom, Inc.*	1,224,308
33,500	Power Integrations, Inc.	796,965
46,020	Rosetta Stone, Inc.*	1,262,789
		12,705,436
Materials: 2.6%
200,000	Spartech Corp.*	1,838,000

Utilities: 2.4%
150,000	AES Corp.*	1,741,500

TOTAL COMMON STOCKS
(cost $70,004,361)		67,423,403

SHORT-TERM INVESTMENTS: 5.4%
Eurodollar Time Deposits
$3,849,000	State Street Bank and Trust Company,
	0.01%, Due 07/01/2009	3,849,000

TOTAL SHORT-TERM INVESTMENTS
(cost $3,849,000)		3,849,000

TOTAL INVESTMENTS IN SECURITIES
(cost $73,853,361): 99.3%		71,272,403

Other Assets Less Liabilities: 0.7%		499,152

Net Assets: 100%		$71,771,555

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
*	Non Income Producing

The accompanying notes are an integral part of these financial statements.

38  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF OPTIONS WRITTEN at June 30, 2009 (Unaudited)

Contracts		Value
CALL OPTIONS: 0.0%
18	Continental Resources, Inc.
	Expiration: September 2009,
	Exercise Price: $30.00	$4,770
TOTAL OPTIONS WRITTEN (premiums received $10,746)		$4,770

Schedule of Options Written  39

Masters’ Select Focused Opportunities Fund Review

Like the other Masters’ Select funds, Masters’ Select Focused Opportunities experienced a powerful rebound during the second quarter of 2009. For both the quarter and the first half of the year the fund delivered an extremely strong return while also performing far better than its S&P 500 Index benchmark.

Masters’ Select Focused Opportunities 2009 Performance through June 30
	Second Quarter	YTD (6/30)
Masters’ Select Focused Opportunities	30.29%	17.93%
S&P 500 Index Benchmark	15.93%	3.16%

Masters’ Select Focused Opportunities is still a relatively new fund, having just reached the third anniversary of its launch. Despite the very strong performance so far this year, and a good year in 2007, the fund trails the S&P 500 because of a very poor 2008. As the most concentrated of the Masters’ Select funds, Focused Opportunities has the potential for the greatest variation in its performance relative to its benchmark. We believe the greater level of concentration at the manager level gives the fund the potential to experience periods of extremely strong relative performance and hopefully this will result in very good relative and absolute returns over the long run. Along the way to the long-term, the concentration also can be expected to result in occasional periods of poor relative performance as we saw last year.

In considering sub-advisors for this fund we sought investors with a track record of success with concentration and a strong commitment to running an extremely concentrated portfolio for Masters’ Select. The Davis Selected and the Franklin Mutual teams qualified on the basis of their past performance and experience with other Masters’ Select funds. Sands Capital is a firm we had known for several years and who has a history of success with concentrated investing. We’re fortunate to be teamed up with this triumvirate of very experienced stock pickers who we believe are among the best in the industry. Each has many years of experience, a thoughtful and sensible investment process, a disciplined approach to executing that process, and each has achieved a high level of success as a stock picker. Over time we expect to add more sub-advisors to the Focused Opportunities team so that we can continue to benefit from the best ideas of each stock picker but also gain more diversification at the overall portfolio level. However, we’re happy with the current team and no additions are imminent.

Portfolio Commentary

Masters’ Select Focused Opportunities’ performance in the first half of 2009 was impressive in terms of the bottom line result. That result was achieved thanks to outperformance by each of the fund’s sub-advisors.

Performance of managers: As noted above, in the first half of 2009, all three of the Masters’ Select Focused Opportunities stock pickers outperformed their respective benchmarks by significant margins, ranging from 4.3% to 26.1% (above the benchmark). For the six months through June 30, the individual sub-advisors’ returns ranged from a gain of 7.5% to a gain of 37.6%. Over shorter time periods, we do not expect every manager to outperform his benchmark, but long-term outperformance is our (and their) long-run goal.i

Sector and stock-picking impact: Given its highly concentrated portfolio, the long-term success of Masters’ Select Focused Opportunities will require skilled stock picking from its sub-advisors to an even greater degree than for the other Masters’ Select funds. Therefore, in our performance discussions we usually focus on the value added or detracted at the individual stock level rather than on performance attribution based on sector exposures relative to the benchmark.

The fund’s outperformance in the first half of 2009 was entirely driven by stock selection, as we would expect. Media company Virgin Media nearly doubled in the first half of the year and added nearly three percentage points to the fund’s performance, as did Apple Inc. and medical devices company Intuitive Surgical. Contributing another two percentage points each to the fund’s performance were Canadian Natural Resources, Google and the electronic financial exchange company Intercontinental Exchange, Inc. JPMorgan Chase was the biggest detractor from performance during the first half; it cost the fund one and a half percentage points of performance and was sold from the portfolio during the second quarter.

See the table on page 42 for the portfolio leaders and laggards over the past six months. It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select Focused Opportunities over the last six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Please see page 44 for sub-advisor discussion of selected portfolio holdings.

Portfolio mix: There were only minor changes to the fund’s sector exposures during the first half of the year though six of the fund’s 17 stocks were new (Deutsche Boerse AG, Koninklijke KPN NV, Apple, Intuitive Surgical, Loews and Proctor and Gamble). Financial stocks still accounted for the fund’s largest sector exposure at 26.2%, which was a 12.6% overweighting relative to the benchmark. The fund’s next largest sector exposures were energy (15.8% versus 12.4% for the benchmark) and technology (14.3% versus 18.3% for the benchmark). As of June 30, 2009 the fund was significantly underweighted to industrials and health care.

At the end of the June quarter, 41% of the fund was invested in domestic large-cap stocks.ii Foreign stocks and mid-cap stocks accounted for 32% and 23% of the fund, respectively. The fund’s cash position at the end of the period was 5%.

Please see page 43 for a breakout of the fund’s sector and market-cap exposures.

Capital Gains Distributions Not Expected

A silver lining from the worst bear market since the 1930s is that the fund has a sizable capital loss carry forward, in addition to current-year realized losses and unrealized losses at the portfolio level. So despite Focused Opportunities’ strong performance so far this year, realized and unrealized capital losses equal 117% of the June 30, 2009 net assets. This suggests that it is extremely unlikely that the fund will distribute capital gains in 2009 or 2010 and possibly beyond.

40  The Masters’ Select Funds Trust

Looking Ahead

Based on history, analysis, and feedback from our sub-advisors, we believe the next few years may be a period in which skilled stock pickers find it easier (than is normally the case) to outperform their benchmarks. This is the positive side of our message. But at the same time we don’t want to suggest that we believe high market-level returns are likely. We believe the stock market is fairly valued from a very long-term standpoint, but that we are likely to continue to face a very challenging economic environment for several years—an environment that could result in shorter periods of both good and bad market-level returns. Nevertheless, with the benefit of skilled stock picking, we believe good returns that are above the market level are achievable over the next five years. If we are right and are able to deliver, it is still not likely to be a smooth ride nor will it be easy to know exactly when the good returns will come. As significant investors in Masters’ Select Focused Opportunities, we will ride the ups and downs with you, with the expectation of being rewarded over time.

[i]
The managers and their respective inception dates and benchmarks are: Chris Davis and Ken Feinberg (6/30/2006): S&P 500 Index;  Franklin Mutual Team (6/30/2000): Russell 3000 Index; Frank Sands (4/4/2008): Russell 1000 Growth Index.

ii	Note that as of June 30, 2009 we define large cap stocks as those with market caps above $12.2 billion, small caps as below $1.7 billion, and mid caps as between $1.7 and $12.2 billion.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary  41

Masters’ Select Focused Opportunities Fund Leaders and Laggards

Masters’ Select Focused Opportunities Fund Contribution by Holding
For the Six Months Ended June 30, 2009

Top Contributors
Company	Contribution %
Virgin Media, Inc.	2.97%
Apple, Inc.	2.89%
Intuitive Surgical, Inc.	2.80%
Canadian Natural Resources Ltd.	2.35%
IntercontinentalExchange, Inc.	1.97%
Google, Inc.	1.94%
National Oilwell Varco, Inc.	1.92%
LSI Corp.	1.29%
Amazon.com, Inc.	1.23%
American Express Co.	1.13%

Bottom Contributors
Company	Contribution %
JPMorgan Chase & Co.	(1.58%)
E.ON AG	(0.63%)
Deutsche Boerse AG	(0.57%)
Japan Tobacco, Inc.	(0.57%)
Allergan, Inc.	(0.50%)
Procter & Gamble Co.	(0.37%)
Siemens AG	(0.15%)
Wells Fargo & Co.	(0.15%)
American International Group, Inc.	(0.04%)

42  The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price
Anne Gudefin/ Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr./ Michael Sramek	Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.7 billion
Mid-Cap Domestic
Large-Cap Domestic > $12.2 billion

*  Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	S&P 500 Index
Consumer Discretionary	7.9%	9.0%
Consumer Staples	12.8%	12.0%
Energy	15.8%	12.4%
Finance	26.2%	13.6%
Health Care & Pharmaceuticals	5.3%	14.0%
Industrials	0.0%	9.9%
Technology	14.3%	18.3%
Telecom	4.9%	3.5%
Utilities	4.7%	4.1%
Materials	3.5%	3.2%
Cash Equivalents & Other	4.6%	0.0%
	100.0%	100.0%

Fund Summary  43

Masters’ Select Focused Opportunities Fund Stock Highlights

IntercontinentalExchange (ICE)

ICE is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 11.

CVS Caremark

CVS Caremark is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 29.

Canadian Natural Resources (CNQ) – Christopher Davis/ Kenneth Feinberg

CNQ is a large Canadian oil and gas producer with conventional production of about 475,000 barrel oil equivalents (boe) per day and an incremental 85-110k/day of oil sands production from its Horizon project starting 2009. If successful, CNQ’s oil sands and in-situ thermal heavy oil assets could double the current production to nearly 1 million boe/day by 2017-2019, a 7% compound annual growth rate. The management team has long term proven track record of creating shareholder value through cycles and collectively has over $1 billion of ownership in the company. As an investment, we view it as two separate operations. As a conventional exploration and production company, it has a record of maintaining good returns and low finding and development costs. In fact, it is not unreasonable to view the entire market cap of the company as a fair price for these conventional assets. On top of these assets, however, there is the Horizon oil sands project on which it has already spent close to $10 billion. This project has more risk because of its capital intensity and the fact that there is no existing oil sands operation at this scale. Because of these risks, we are glad not to be paying a lot above the value of the conventional operations but instead holding a low-priced option on the potential for this project. If successful, the Horizon project should be profitable even with $40 oil and the company will have a long life production source with additional growth potential. CNQ could generate $2.5 billion of FCF after cap-ex in 2009 with $50 oil /$4 gas. At 75/6, it could generate $3.6 billion of FCF. The current market cap is $25 billion (enterprise value is about $36 billion). Looked at another way, the company is valued at about $5.5 per proved boe of reserves, compared to an average of $12-16. Using an oil price of $60 and gas price of $6 it trades at about 9X our estimate of owner earnings which adds back depletion less replacement costs.

See page 71 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

44  The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2009 (Unaudited)

Shares		Value
COMMON STOCKS: 95.4%

Consumer Discretionary: 7.9%
181,100	Las Vegas Sands Corp.*	$1,423,446
304,759	Virgin Media, Inc.	2,849,497
		4,272,943
Consumer Staples: 12.8%
71,580	CVS Caremark Corp.	2,281,254
891	Japan Tobacco, Inc.	2,790,439
36,200	Procter & Gamble Co.	1,849,820
		6,921,513
Energy: 15.8%
78,500	Canadian Natural Resources Ltd.	4,120,465
24,300	EOG Resources, Inc.	1,650,456
84,600	National Oilwell Varco, Inc.*	2,763,036
		8,533,957
Financials: 26.2%
131,500	American Express Co.	3,056,060
112,189	Bank of New York Mellon Corp.	3,288,260
27,610	Deutsche Boerse AG	2,139,845
23,200	IntercontinentalExchange, Inc.*	2,650,368
65,600	Loews Corp.	1,797,440
50,900	Wells Fargo & Co.	1,234,834
		14,166,807
Health Care: 5.3%
17,400	Intuitive Surgical, Inc.*	2,847,684

Materials: 3.5%
62,680	Weyerhaeuser Co.	1,907,352

Technology: 14.3%
21,500	Apple, Inc.*	3,062,245
6,700	Google, Inc.*	2,824,653
48,900	Salesforce.com, Inc.*	1,866,513
		7,753,411

Telecommunication Services: 4.9%
194,750	Koninklijke KPV NV	2,675,513

Utilities: 4.7%
71,470	E.ON AG	2,527,067

TOTAL COMMON STOCKS
(cost $63,693,940)		51,606,247

Par Value	Value
SHORT-TERM INVESTMENTS: 5.0%

Eurodollar Time Deposits
$2,721,000	State Street Bank and Trust Company,
0.01%, Due 07/01/2009	$2,721,000

TOTAL SHORT-TERM INVESTMENTS
(cost $2,721,000)	2,721,000

TOTAL INVESTMENTS IN SECURITIES
(cost $66,414,940): 100.4%	54,327,247

Liabilities in Excess of Other Assets: (0.4%)	(233,210)

Net Assets: 100%	$54,094,037

Percentages are stated as a percent of net assets.

*  Non Income Producing

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  45

Masters’ Select Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/09)	Ending Account Value (06/30/09)	Expenses Paid During Period* (01/01/09 to 06/30/09)	Expense Ratio During Period* (01/01/09 to 06/30/09)
Masters’ Select Equity Fund – Institutional Actual	$1,000.00	$1,159.20	$7.33	1.36%
Masters’ Select Equity Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85	1.36%
Masters’ Select International Fund – Institutional Actual	$1,000.00	$1,157.30	$6.31	1.18%
Masters’ Select International Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%
Masters’ Select Value Fund – Institutional Actual	$1,000.00	$1,183.70	$7.90	1.45%
Masters’ Select Value Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30	1.45%
Masters’ Select Smaller Companies Fund – Institutional Actual	$1,000.00	$1,170.50	$8.88	1.65%
Masters’ Select Smaller Companies Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25	1.65%
Masters’ Select Focused Opportunities Fund – Institutional Actual	$1,000.00	$1,179.30	$7.89	1.46%
Masters’ Select Focused Opportunities Fund – Institutional Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30	1.46%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

46  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2009 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$283,283,847	$1,072,176,568	$113,391,487	$73,853,361	$66,414,940
Investments in securities at value	$267,744,677	$969,549,718	$95,510,559	$71,272,403	$54,327,247
Cash	3,417	3,253	2,783	7,881	708
Cash, denominated in foreign currency
(cost of $—, $693,740, $—, $— and $—, respectively)	—	689,755	—	—	—
Receivables:
Securities sold	3,029,073	4,383,515	658,419	1,753,915	—
Dividends and interest	135,089	1,734,358	74,000	39,645	31,096
Fund shares sold	112,793	3,559,090	32,132	50,883	—
Foreign tax reclaim	2,302	461,011	8,847	—	16,811
Unrealized gain on forward exchange contracts	—	1,028,014	59,534	—	5,068
Prepaid expenses	23,867	38,730	15,164	16,411	14,338
Total assets	271,051,218	981,447,444	96,361,438	73,141,138	54,395,268
LIABILITIES
Payables:
Advisory fees	243,698	767,433	84,021	67,175	46,267
Securities purchased	2,039,897	4,835,216	179,456	1,115,357	—
Fund shares redeemed	199,301	567,399	117,882	117,177	45,527
Foreign taxes withheld	1,251	139,173	—	—	1,114
Written options (premiums received, $50,439, $—, $—, $10,746, and $—, respectively)	24,150	—	—	4,770	—
Unrealized loss on forward exchange contracts	—	1,298,705	489,308	—	165,849
Accrued other expenses	98,289	265,258	59,557	65,104	42,474
Total liabilities	2,606,586	7,873,184	930,224	1,369,583	301,231
NET ASSETS	$268,444,632	$973,574,260	$95,431,214	$71,771,555	$54,094,037
Institutional Class:
Net Assets	$268,443,581	$973,570,641	$95,431,214	$71,771,555	$54,094,037
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	30,696,618	88,872,695	10,968,966	8,783,047	8,064,756
Net asset value, offering and redemption price per share	$8.75	$10.95	$8.70	$8.17	$6.71
Investor Class:
Net Assets	$1,051	$3,619
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	120	331
Net asset value, offering and redemption price per share	$8.75	$10.94
COMPONENTS OF NET ASSETS
Paid in capital	$380,120,086	$1,562,836,636	$158,286,515	$163,740,292	$97,063,487
Undistributed net investment income (loss)	(171,739)	6,640,209	558,096	(350,799)	397,555
Accumulated net realized loss on investments	(95,993,136)	(493,043,856)	(45,103,053)	(89,042,956)	(31,118,989)
Net unrealized appreciation (depreciation) on:
Investments	(15,539,170)	(102,626,850)	(17,880,928)	(2,580,958)	(12,087,693)
Options	26,289	—	—	5,976	—
Foreign currency	2,302	(231,879)	(429,416)	—	(160,323)
Net assets	$268,444,632	$973,574,260	$95,431,214	$71,771,555	$54,094,037
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities  47

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2009 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $50,160, $910,075, $50,946, $-- and $37,503, respectively)	$1,503,337	$8,721,092	$819,135	$255,327	$505,473
Interest	305	5,049	61	2	2
Total income	1,503,642	8,726,141	819,196	255,329	505,475
Expenses
Advisory fees	1,353,052	4,496,531	472,865	418,881	269,380
Administration fees	33,331	111,960	10,670	9,168	6,438
Custody fees	25,795	278,700	8,356	16,953	5,628
Transfer agent fees	89,088	208,618	32,585	46,431	6,366
Fund accounting fees	42,450	41,630	32,580	35,921	28,726
Professional fees	29,497	53,004	22,058	21,234	20,465
Trustee fees	29,249	55,319	21,811	20,865	20,784
Registration expense	15,363	21,438	10,074	9,936	9,805
Insurance expense	12,584	41,045	5,136	4,401	2,446
Reports to shareholders	36,360	75,810	11,036	15,435	3,020
Miscellaneous	15,703	37,530	8,547	8,940	7,508
Distribution Fees for Investor Class (See Note 9)	1	1	—	—	—
Total expenses	1,682,473	5,421,586	635,718	608,165	380,566
Less: fees waived	(6,872)	(436,309)	(11,199)	(1,846)	(22,751)
Less: expenses paid indirectly	(220)	—	(204)	(198)	(149)
Net expenses	1,675,381	4,985,277	624,315	606,121	357,666
Net investment income (loss)	(171,739)	3,740,864	194,881	(350,792)	147,809
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(32,007,212)	(153,072,745)	(10,305,942)	(27,890,252)	(21,323,821)
Options	31,159	—	—	—	—
Foreign currency transactions	157	1,286,388	(102,055)	(440)	(240,741)
Net realized loss	(31,975,896)	(151,786,357)	(10,407,997)	(27,890,692)	(21,564,562)
Net unrealized appreciation (depreciation) on:
Investments	68,272,826	272,054,496	24,662,676	37,119,967	29,407,414
Options	26,289	—	—	5,976	—
Foreign currency translations	2,222	(556,517)	(163,871)	—	367,644
Net unrealized appreciation:	68,301,337	271,497,979	24,498,805	37,125,943	29,775,058
Net realized and unrealized gain on investments and foreign currency	36,325,441	119,711,622	14,090,808	9,235,251	8,210,496
Net increase in net assets resulting from operations	$36,153,702	$123,452,486	$14,285,689	$8,884,459	$8,358,305

The accompanying notes are an integral part of these financial statements.

48  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2009#	Year Ended December 31, 2008	Six Months Ended June 30, 2009#	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(171,739)	$(196,769)	$3,740,864	$35,420,971
Net realized loss on investments and foreign currency	(31,975,896)	(58,962,199)	(151,786,357)	(314,273,617)
Net unrealized appreciation (depreciation) on investments and foreign currency	68,301,337	(238,058,891)	271,497,979	(646,112,919)
Net increase (decrease) in net assets resulting from operations	36,153,702	(297,217,859)	123,452,486	(924,965,565)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(347,380)	—	(39,004,663)
From net realized gain	—	(22,270,924)	—	(36,804,181)
Total distributions	—	(22,618,304)	—	(75,808,844)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,855,784	45,306,589	101,983,992	437,227,741
Reinvested distributions	—	22,244,561	—	63,004,901
Redemption fee proceeds	38,949	28,895	292,028	649,211
Payment for shares redeemed	(41,248,053)	(199,822,660)	(146,029,978)	(677,229,248)
Net decrease in net assets from capital share transactions	(24,353,320)	(132,242,615)	(43,753,958)	(176,347,395)
Total increase (decrease) in net assets	11,800,382	(452,078,778)	79,698,528	(1,177,121,804)
NET ASSETS
Beginning of period	256,644,250	708,723,028	893,875,732	2,070,997,536
End of period	$268,444,632	$256,644,250	$973,574,260	$893,875,732
Accumulated net investment income (loss)	$(171,739)	$—	$6,640,209	$2,899,345
CAPITAL TRANSACTIONS IN SHARES:
Sold	2,131,800	4,069,572	10,518,852	29,471,686
Reinvested distributions	—	2,680,068	—	6,287,674
Redeemed	(5,468,204)	(19,425,425)	(16,037,828)	(52,217,125)
Net decrease from capital share transactions	(3,336,404)	(12,675,785)	(5,518,976)	(16,457,765)

#  Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  49

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2009#	Year Ended December 31, 2008	Six Months Ended June 30, 2009#	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$194,881	$1,175,081	$(350,792)	$(280,261)
Net realized loss on investments and foreign currency	(10,407,997)	(32,598,955)	(27,890,692)	(60,745,662)
Net unrealized appreciation (depreciation) on investments and foreign currency	24,498,805	(98,052,938)	37,125,943	(39,473,151)
Net increase (decrease) in net assets resulting from operations	14,285,689	(129,476,812)	8,884,459	(100,499,074)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(2,000,062)	—	—
From net realized gain	—	(7,028,244)	—	(5,980,537)
Total distributions	—	(9,028,306)	—	(5,980,537)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,426,786	29,695,793	5,201,520	27,238,388
Reinvested distributions	—	8,919,959	—	5,752,905
Redemption fee proceeds	11,719	42,222	29,036	23,908
Payment for shares redeemed	(16,818,628)	(151,824,094)	(31,697,213)	(82,293,467)
Net decrease in net assets from capital share transactions	(9,380,123)	(113,166,120)	(26,466,657)	(49,278,266)
Total increase (decrease) in net assets	4,905,566	(251,671,238)	(17,582,198)	(155,757,877)
NET ASSETS
Beginning of period	90,525,648	342,196,886	89,353,753	245,111,630
End of period	$95,431,214	$90,525,648	$71,771,555	$89,353,753
Accumulated net investment income (loss)	$558,096	$363,215	$(350,799)	$(7)
CAPITAL TRANSACTIONS IN SHARES:
Sold	968,945	2,563,638	735,493	2,596,805
Reinvested distributions	—	1,156,934	—	810,268
Redeemed	(2,310,083)	(14,082,445)	(4,747,250)	(8,954,269)
Net decrease from capital share transactions	(1,341,138)	(10,361,873)	(4,011,757)	(5,547,196)

#  Unaudited.

The accompanying notes are an integral part of these financial statements.

50  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Six Months Ended June 30, 2009#	Year Ended December 31, 2008
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$147,809	$264,263
Net realized loss on investments and foreign currency	(21,564,562)	(8,455,659)
Net unrealized appreciation (depreciation) on investments and foreign currency	29,775,058	(49,919,100)
Net increase (decrease) in net assets resulting from operations	8,358,305	(58,110,496)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(849,956)
From net realized gain	—	(551,710)
Total distributions	—	(1,401,666)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,630,224	27,337,148
Reinvested distributions	—	1,398,789
Redemption fee proceeds	9,583	6,770
Payment for shares redeemed	(9,059,698)	(35,845,489)
Net decrease in net assets from capital share transactions	(5,419,891)	(7,102,782)
Total increase (decrease) in net assets	2,938,414	(66,614,944)
NET ASSETS
Beginning of period	51,155,623	117,770,567
End of period	$54,094,037	$51,155,623
Accumulated net investment income	$397,555	$249,746
CAPITAL TRANSACTIONS IN SHARES:
Sold	643,879	3,065,872
Reinvested distributions	—	221,678
Redeemed	(1,572,702)	(4,555,972)
Net decrease from capital share transactions	(928,823)	(1,268,422)

#  Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  51

Masters’ Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2009#		2008	2007	2006	2005	2004
Net asset value, beginning of period	$7.54		$15.17	$15.69	$15.24	$15.26	$13.44
Income from investment operations:
Net investment loss	(0.01)		(0.01)	(0.03)	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.22		(7.03)	0.78	1.44	0.75	1.88
Total income (loss) from investment operations	1.21		(7.04)	0.75	1.43	0.73	1.82
Less distributions:
From net investment income	––		(0.01)	––	––	––	––
From net realized gain	––		(0.58)	(1.27)	(0.98)	(0.75)	––
Total distributions	––		(0.59)	(1.27)	(0.98)	(0.75)	––
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$8.75		$7.54	$15.17	$15.69	$15.24	$15.26
Total return	15.92	%+	(46.76)%	4.57%	9.34%	4.96%	13.54%
Ratios/supplemental data:
Net assets, end of period (millions)	$268.4		$256.6	$708.7	$863.7	$892.6	$855.3
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.37	*	1.25%	1.21%	1.19%	1.19%	1.22%
After fees waived and expenses paid indirectly	1.36	*	1.24%	1.20%	1.18%	1.19%	1.22%
Ratio of net investment loss to average net assets:	(0.14	)%*	(0.04)%	(0.20)%	(0.08%)	(0.14)%	(0.46)%
Portfolio turnover rate	44.24	%+[1]	101.71%	35.19%	38.39%	46.05%	39.34%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

52  The Masters’ Select Funds Trust

Masters’ Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2009#		2008	2007	2006	2005	2004
Net asset value, beginning of period	$9.47		$18.68	$18.74	$17.48	$16.88	$14.83
Income from investment operations:
Net investment income	0.04		0.32	0.20	0.34	0.17	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.44		(8.77)	3.81	3.71	3.64	2.01
Total income (loss) from investment operations	1.48		(8.45)	4.01	4.05	3.81	2.11
Less distributions:
From net investment income	––		(0.39)	(0.20)	(0.41)	(0.29)	(0.07)
From net realized gain	––		(0.37)	(3.87)	(2.38)	(2.92)	––
Total distributions	––		(0.76)	(4.07)	(2.79)	(3.21)	(0.07)
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	0.01
Net asset value, end of period	$10.95		$9.47	$18.68	$18.74	$17.48	$16.88
Total return	15.73	%+	(45.47)%	20.75%	23.61%	23.78%	14.30%
Ratios/supplemental data:
Net assets, end of period (millions)	$973.6		$893.9	$2,071.0	$1,726.8	$1,429.1	$1,137.7
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.28	%*	1.22%	1.19%	1.21%	1.24%	1.28%
After fees waived and expenses paid indirectly	1.18	%*	1.07%	1.03%	1.06%	1.08%	1.09%
Ratio of net investment income to average net assets:	0.88	%*	2.19%	0.88%	1.68%	1.17%	0.76%
Portfolio turnover rate	51.01	%+[1]	113.63%	92.66%	98.03%	160.12%	87.88%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  53

Masters’ Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2009#		2008	2007	2006	2005	2004
Net asset value, beginning of period	$7.35		$15.09	$16.34	$14.60	$14.90	$12.99
Income from investment operations:
Net investment income	0.02		0.06	0.08	0.08	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.33		(7.17)	(0.42)	2.36	0.55	1.89
Total income (loss) from investment operations	1.35		(7.11)	(0.34)	2.44	0.60	1.91
Less distributions:
From net investment income	––		(0.14)	––	(0.04)	(0.06)	––
From net realized gain	––		(0.49)	(0.91)	(0.66)	(0.84)	––
Total distributions	––		(0.63)	(0.91)	(0.70)	(0.90)	––
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$8.70		$7.35	$15.09	$16.34	$14.60	$14.90
Total return	18.37	%+	(47.35)%	(2.34)%	16.77%	4.13%	14.70%
Ratios/supplemental data:
Net assets, end of period (millions)	$95.4		$90.5	$342.2	$367.0	$338.2	$306.5
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.48	%*	1.29%	1.23%	1.24%	1.24%	1.25%
After fees waived and expenses paid indirectly	1.45	%*	1.27%	1.21%	1.21%	1.21%	1.23%
Ratio of net investment income to average net assets:	0.45	%*	0.54%	0.45%	0.49%	0.26%	0.20%
Portfolio turnover rate	26.75	%+	38.76%	24.42%	31.00%	30.21%	29.14%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

54  The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2009#		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.98		$13.36	$14.86	$14.10	$13.84	$11.79
Income from investment operations:
Net investment loss	(0.04)		(0.02)	(0.06)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.23		(5.96)	0.35	1.47	0.80	2.56
Total income (loss) from investment operations	1.19		(5.98)	0.29	1.38	0.73	2.48
Less distributions:
From net realized gain	––		(0.40)	(1.79)	(0.62)	(0.47)	(0.43)
Total distributions	––		(0.40)	(1.79)	(0.62)	(0.47)	(0.43)
Redemption fee proceeds	––	^	–– ^	–– ^	–– ^	–– ^	–– ^
Net asset value, end of period	$8.17		$6.98	$13.36	$14.86	$14.10	$13.84
Total return	17.05	%+	(44.81)%	1.64%	9.67%	5.29%	21.01%
Ratios/supplemental data:
Net assets, end of period (millions)	$71.8		$89.4	$245.1	$268.9	$273.2	$162.6
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.66	%*	1.39%	1.32%	1.32%	1.33%	1.43%
After fees waived and expenses paid indirectly	1.65	%*	1.39%	1.31%	1.31%	1.30%	1.40%
Ratio of net investment loss to average net assets:	(0.95	)%*	(0.15)%	(0.40)%	(0.56)%	(0.64)%	(1.07)%
Portfolio turnover rate	68.61	%+	142.21%	130.65%	102.72%	118.76%	148.81%
# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  55

Masters’ Select Focused Opportunities Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months		Year Ended December 31,
	Ended				Period Ended**
	June 30, 2009#		2008	2007	December 31, 2006
Net asset value, beginning of period	$5.69		$11.48	$11.02	$10.00
Income from investment operations:
Net investment income	0.02		0.01	0.09	––
Net realized and unrealized gain (loss) on investments and foreign currency	1.00		(5.66)	0.77	1.02
Total income (loss) from investment operations	1.02		(5.65)	0.86	1.02
Less distributions:
From net investment income	––		(0.08)	––	––
From net realized gain	––		(0.06)	(0.40)	––
Total distributions	––		(0.14)	(0.40)	––
Redemption fee proceeds	––	^	–– ^	–– ^	––	^
Net asset value, end of period	$6.71		$5.69	$11.48	$11.02
Total return	17.93	%+	(49.34)%	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$54.1		$51.2	$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.55	%*	1.36%	1.34%	1.63	%*
After fees waived and expenses paid indirectly	1.46	%*	1.28%	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.60	%*	0.28%	0.72%	(0.02	)%*
Portfolio turnover rate	29.99	%+	72.09%	45.66%	7.12	%+

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

56  The Masters’ Select Funds Trust

Masters’ Select Funds
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Equity Fund - Investor Class Period Ended** June 30, 2009#		International Fund - Investor Class Period Ended** June 30, 2009#
Net asset value, beginning of period	$8.32		$9.85
Income from investment operations:
Net investment income	––		––
Net realized and unrealized gain on investments and foreign currency	0.43		1.09
Total income from investment operations	0.43		1.09
Less distributions:
From net investment income	––		––
From net realized gain	––		––
Total distributions	––		––
Redemption fee proceeds	––		––
Net asset value, end of period	$8.75		$10.94
Total return	5.17	%+	11.07	%+
Ratios/supplemental data:
Net assets, end of period	$1,051		$3,619
Ratio of total expenses to average net assets:
Before fees waived and expenses paid indirectly	1.42	%*	1.50	%*
After fees waived and expenses paid indirectly	1.42	%*	1.50	%*
Ratio of net investment income (loss) to average net assets:	(0.25	)%*	0.40	%*
Portfolio turnover rate	44.24	%+[1]	51.01	%+¹

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
1 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
** Commenced operations on April 30, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  57

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the securities are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. See Note 5 – Fair Value of Financial Instruments for further disclosure.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

58  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2009, there were no restricted securities held by the Funds.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statement of Operations as Realized Gain (loss) on foreign currency transactions. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Notes to Financial Statements  59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Funds’ policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

60  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through August 21, 2009, the date the financial statements were issued.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million

International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million

Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2010 the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2009, the amount waived, contractual and voluntary, was $6,872, $436,309, $11,199, $1,846 and $22,751 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds will reimburse the Advisor $55,900 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2009 of $33,666 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

Notes to Financial Statements  61

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 4 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2009, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$103,876,795	$133,059,394
International Fund	410,514,482	454,362,899
Value Fund	21,943,475	32,365,573
Smaller Companies Fund	47,465,661	75,067,608
Focused Opportunities Fund	13,818,289	18,859,310

Note 5 – Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds adopted SFAS 157 effective January 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

Equity Fund

Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity
Consumer Discretionary	$45,069,558	$45,069,558	$—	$—
Consumer Staples	$14,097,454	$14,097,454	$—	$—
Energy	$37,821,254	$37,821,254	$—	$—
Financials	$47,943,945	$47,943,945	$—	$—
Health Care	$35,179,585	$35,179,585	$—	$—
Industrials	$14,212,223	$14,212,223	$—	$—
Materials	$11,306,002	$11,306,002	$—	$—
Technology	$42,605,561	$42,605,561	$—	$—
Telecommunication Services	$5,417,095	$5,417,095	$—	$—
Total Equity	$253,652,677	$253,652,677	$—	$—
Short-Term Investments	$14,092,000	$—	$14,092,000	$—
Total Investments in Securities	$267,744,677	$253,652,677	$14,092,000	$—
Other Financial Instruments*	$(28,074)	$(3,924)	$(24,150)	$—

62  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity
Consumer Discretionary	$120,644,609	$11,871,320	$108,773,289	$—
Consumer Staples	$63,059,883	$—	$63,059,883	$—
Energy	$81,623,123	$66,993,967	$14,629,156	$—
Financials	$200,013,531	$23,933,055	$176,080,476	$—	**
Health Care	$98,276,612	$39,218,491	$59,058,121	$—
Industrials	$127,016,568	$37,847,756	$89,168,813	$—
Materials	$57,228,147	$33,556,406	$23,671,742	$—
Technology	$111,919,490	$63,503,637	$48,415,853	$—
Telecommunication Services	$60,629,130	$32,215,647	$28,413,483	$—
Total Equity	$920,411,095	$309,140,279	$611,270,816	$—
Rights
Industrials	$1,218,623	$—	$1,218,623	$—
Total Preferred Stocks	$1,218,623	$—	$1,218,623	$—
Short-Term Investments	$47,920,000	$—	$47,920,000	$—
Total Investments in Securities	$969,549,718	$309,140,279	$659,190,816	$—
Other Financial Instruments*	$(270,690)	$(270,690)	$—	$—

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund. However, the value of these securities was $0 as of June 30, 2009.

	Investments in Securities	Other Financial Instruments
Balance as of 12/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and / or out of Level 3	—	—
Balance as of 06/30/09	$—	$—

Value Fund
Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity
Consumer Discretionary	$22,833,707	$22,833,707	$—	$—
Consumer Staples	$10,346,545	$10,346,545	$—	$—
Energy	$6,530,446	$6,530,446	$—	$—
Financials	$13,320,592	$13,320,592	$—	$—
Health Care	$12,390,615	$12,390,615	$—	$—
Industrials	$3,043,101	$3,043,101	$—	$—
Materials	$5,487,435	$5,487,435	$—	$—
Technology	$9,334,318	$9,334,318	$—	$—
Telecommunication Services	$7,082,787	$7,082,787	$—	$—
Total Equity	$90,369,546	$90,369,546	$—	$—
Preferred Stocks
Telecommunication Services	$13	$13	$—	$—
Total Preferred Stocks	$13	$13	$—	$—
Short-Term Investments	$5,141,000	$—	$5,141,000	$—
Total Investments in Securities	$95,510,559	$90,369,559	$5,141,000	$—
Other Financial Instruments*	$(429,774)	$(429,774)	$—	$—

Notes to Financial Statements  63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Smaller Companies Fund

Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity
Consumer Discretionary	$16,550,452	$16,550,452	$—	$—
Consumer Staples	$2,617,180	$2,617,180	$—	$—
Energy	$8,839,119	$8,839,119	$—	$—
Financials	$8,484,066	$8,484,066	$—	$—
Health Care	$7,169,237	$7,169,237	$—	$—
Industrials	$7,478,413	$7,478,413	$—	$—
Materials	$1,838,000	$1,838,000	$—	$—
Technology	$12,705,436	$12,705,436	$—	$—
Utilities	$1,741,500	$1,741,500	$—	$—
Total Equity	$67,423,403	$67,423,403	$—	$—
Short-Term Investments	$3,849,000	$—	$3,849,000	$—
Total Investments in Securities	$71,272,403	$67,423,403	$3,849,000	$—
Other Financial Instruments*	$(4,770)	$—	$(4,770)	$—

Focused Opportunities Fund
Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity
Consumer Discretionary	$4,272,943	$4,272,943	$—	$—
Consumer Staples	$6,921,513	$6,921,513	$—	$—
Energy	$8,533,957	$8,533,957	$—	$—
Financials	$14,166,807	$14,166,807	$—	$—
Health Care	$2,847,684	$2,847,684	$—	$—
Materials	$1,907,352	$1,907,352	$—	$—
Technology	$7,753,411	$7,753,411	$—	$—
Telecommunication Services	$2,675,513	$2,675,513	$—	$—
Utilities	$2,527,067	$2,527,067	$—	$—
Total Equity	$51,606,247	$51,606,247	$—	$—
Short-Term Investments	$2,721,000	$—	$2,721,000	$—
Total Investments in Securities	$54,327,247	$51,606,247	$2,721,000	$—
Other Financial Instruments*	$(160,781)	$(160,781)	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts, and written options. Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

64  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Income Taxes and Distributions to Shareholders

As of December 31, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
Tax cost of Investments	344,978,860	1,285,863,896	133,719,109	133,682,034	93,285,925
Gross Tax Unrealized Appreciation	23,083,203	31,557,330	9,071,150	3,346,006	243,443
Gross Tax Unrealized Depreciation	(115,015,037)	(426,413,713)	(52,461,666)	(47,277,151)	(41,780,693)
Net Tax unrealized appreciation (depreciation) on investments	(91,931,834)	(394,856,383)	(43,390,516)	(43,931,145)	(41,537,250)
Net Tax unrealized appreciation (depreciation)
on forward contracts and foreign currency	80	(8,059)	(6,285)	—	71
Net Tax unrealized appreciation (depreciation)	(91,931,754)	(394,864,442)	(43,396,801)	(43,931,145)	(41,537,179)
Undistributed ordinary Income	—	5,273,018	598,006	—	256,841
Capital Loss Carry Forward	(38,082,419)	(222,222,862)	(31,962,945)	(46,712,456)	(6,874,237)
Post-October Currency Losses	—	(2,020,795)	(494,051)	(7)	(535,133)
Post-October Capital Losses	(17,814,983)	(98,879,781)	(1,885,199)	(10,209,588)	(2,638,047)
Total accumulated gain/(loss)	(147,829,156)	(712,714,862)	(77,140,990)	(100,853,196)	(51,327,755)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales. The capital loss carry forwards for each Fund expire on December 31, 2016.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Equity Fund	544,149	(540,868)	(3,281)
International Fund	24,219,959	(24,219,959)	—
Value Fund	1,553,744	(1,553,744)	—
Smaller Companies Fund	280,254	736	(280,990)
Focused Opportunities Fund	1,086,620	(1,086,620)	—

The permanent differences primarily relate to foreign currencies, securities litigation income and PFIC adjustments.

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2008 and six months ended June 30, 2009) were as follows:

	Six months ended June 30, 2009		2008
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$609,326	$22,008,978
International Fund	$—	$—	$53,325,301	$22,483,543
Value Fund	$—	$—	$2,000,062	$7,028,244
Smaller Companies Fund	$—	$—	$639,687	$5,340,850
Focused Opportunities Fund	$—	$—	$849,956	$551,710

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Notes to Financial Statements  65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 7 – Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2009, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2009	Currency to be Received	U.S. $ Value at June 30, 2009
3/3/2010	680,000,000	Japanese Yen	$7,049,043	U.S. Dollars	$7,078,337
9/18/2009	132,500,000	Mexican Peso	9,949,041	U.S. Dollars	8,993,721
9/18/2009	132,500,000	Mexican Peso	8,792,011	U.S. Dollars	9,949,041
3/3/2010	2,100,000	Swiss Franc	1,820,152	U.S. Dollars	1,940,218
6/4/2010	3,785,000	Swiss Franc	3,578,181	U.S. Dollars	3,505,486
			$31,188,428		$31,466,803

Masters’ Select Value Fund
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2009	Currency to be Received	U.S. $ Value at June 30, 2009
8/13/2009	3,901,186	Euro Currency	$5,317,317	U.S. Dollars	$5,469,344
8/13/2009	129,900	Euro Currency	176,917	U.S. Dollars	182,116
8/13/2009	294,574	Euro Currency	412,292	U.S. Dollars	412,984
8/13/2009	740,000	Euro Currency	1,020,149	U.S. Dollars	1,037,457
10/20/2009	19,000,000	Japanese Yen	197,309	U.S. Dollars	193,418
10/20/2009	187,624,534	Japanese Yen	1,898,938	U.S. Dollars	1,948,420
10/20/2009	8,000,000	Japanese Yen	84,407	U.S. Dollars	83,077
10/20/2009	11,500,000	Japanese Yen	119,892	U.S. Dollars	119,424
10/20/2009	24,300,000	Japanese Yen	247,777	U.S. Dollars	252,348
7/13/2009	114,500	Pound Sterling	188,339	U.S. Dollars	161,534
7/13/2009	150,000	Pound Sterling	246,732	U.S. Dollars	219,692
7/13/2009	1,755,845	Pound Sterling	2,667,129	U.S. Dollars	2,888,158
7/13/2009	120,000	Pound Sterling	169,196	U.S. Dollars	197,386
7/13/2009	113,100	Pound Sterling	175,226	U.S. Dollars	186,036
			$12,921,620		$13,351,394

Masters’ Select Focused Opportunities Fund
Settlement Date	Currency to be Delivered		U.S. $ Value at June 30, 2009	Currency to be Received	U.S. $ Value at June 30, 2009
8/13/2009	2,894,863	Euro Currency	$3,945,699	U.S. Dollars	$4,058,509
8/13/2009	44,300	Euro Currency	60,334	U.S. Dollars	62,107
8/13/2009	1,354,793	Euro Currency	1,896,195	U.S. Dollars	1,899,378
10/20/2009	17,000,000	Japanese Yen	176,539	U.S. Dollars	173,058
10/20/2009	166,839,781	Japanese Yen	1,688,576	U.S. Dollars	1,732,577
10/20/2009	7,000,000	Japanese Yen	73,856	U.S. Dollars	72,693
10/20/2009	10,400,000	Japanese Yen	108,424	U.S. Dollars	108,001
10/20/2009	21,700,000	Japanese Yen	221,266	U.S. Dollars	225,347
			$8,170,889		$8,331,670

The Masters’ Select Equity Fund and the Masters’ Select Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2009.

66  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 8 - Written Options Contracts

The premium amount and the number of option contracts written during the six months ended June 30, 2009 were as follows:

	Equity Fund		Smaller Companies Fund
	Premium Amount	Number of Contracts	Premium Amount	Number of Contracts
Options outstanding at December 31, 2008	$—	—	$—	—
Option written	82,618	190	10,746	18
Options closed	(5,140)	(20)	—	—
Options exercised	(9,940)	(20)	—	—
Options expired	(17,099)	(60)	—	—
Options outstanding at June 30, 2009	$50,439	90	$10,746	18

Note 9 - Distribution Plan

The Fund has adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Equity Fund and the International Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the period from inception of the Classes, April 30, 2009 ending June 30, 2009, the Equity Investor Class and the International Class incurred $1, and $1, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

Note 10 – Line of Credit

The Trust has an unsecured $75,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays 0.12% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. Borrowing activity under this agreement for the six months ended June 30, 2009, was as follow:

Fund	Interest Expense	Amount Outstanding at June 30, 2009	Average Amount Outstanding	Average Interest Rate
Smaller Companies	$376	$0	$73,989	0.034%

Note 11 – Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivates are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The adoption of SFAS 161 has not materially impacted the Fund’s financial statement.

Notes to Financial Statements  67

Masters’ Select Funds Trust
OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended December 31 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

68  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets.

Lipper International Equity Fund Index

The Lipper International Equity Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI All Country World ex U.S. Index

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI All Country World ex U.S. Growth Index

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. Value Index

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

MSCI World ex U.S. Index

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Index Definitions  69

Masters’ Select Funds Trust
INDEX DEFINITIONS – (Continued)

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P Global Ex-U.S. LargeMidCap Index

S&P Global Ex-U.S. LargeMidCap Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

70  The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock's price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

Capex (Capital Expenditures) are funds used by a company to create future benefits, such as with the acquisition or upgrade of property, industrial buildings or equipment.

Industry Terms and Definitions  71

Masters’ Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 11 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc.; Fair Isaac Co.; and Netflix Inc.
Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 11 years	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002	None
Taylor M. Welz 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1959)	Trustee	Term: Open Ended Time Served: 11 years	CPA/PFS, CFP. President, CCO & Sole Owner, Welz Financial Services, Inc., since 2007. Partner, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	None
Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds – Investment Trust
Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 11 years
President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.
None
Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 11 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/ Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None
Jeremy DeGroot* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1963)	Assistant Secretary and Trustee	Term: Open Ended Time Served: Elected Trustee December 2008	Chief Investment Officer of Litman/Gregory Asset Management, LLC.	None
John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 11 years	Chief Operating Officer, Litman/ Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/ Gregory Asset Management, LLC.	None

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

72  The Masters’ Select Funds Trust

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund			305
Institutional Class	MSEFX	576417109
Investor Class	MSENX	576417505
International Fund			306
Institutional Class	MSILX	576417208
Investor Class	MNILX	576417604
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:

www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Masters’ Select Funds Trust

By* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date 8/26/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date 8/26/09

By* /s/ John Coughlan
John Coughlan, Treasurer

Date 8/26/09

* Print the name and title of each signing officer under his or her signature.